TRUST AGREEMENT

                                      among

                  Trans-World Insurance Company, d/b/a Educaid
                                  as Depositor

                                ClassNotes, Inc.
                                  as Depositor

                                       and

                         The York Bank and Trust Company
                    not in its individual capacity but solely
                           as Eligible Lender Trustee

                           Dated as of March 21, 1997

                                TABLE OF CONTENTS

                                      PAGE


                                    ARTICLE I

Definitions and Usage.....................................................    1


                                   ARTICLE II

                                  ORGANIZATION

SECTION 2.1.  Name........................................................    1
SECTION 2.2.  Office......................................................    1
SECTION 2.3.  Purposes and Powers.........................................    1
SECTION 2.4.  Appointment of Eligible Lender Trustee......................    2
SECTION 2.5.  Initial Capital Contribution of Trust
              Estate ....................................................     3
SECTION 2.6.  Declaration of Trust........................................    3
SECTION 2.7.  Liability of the Certificateholders.........................    3
SECTION 2.8.  Title to Trust Property.....................................    4
SECTION 2.9.  Representations and Warranties of the
               Depositors................................................     4
SECTION 2.10. Federal Income Tax Allocations.............................     5


                                   ARTICLE III

                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1.  Initial Beneficial Ownership...............................     7
SECTION 3.2   The Trust Certificates.....................................     7
SECTION 3.3.  Authentication of Trust Certificates.......................     7
SECTION 3.4.  Registration of Transfer and Exchange
               of Trust Certificates and Originators' Interests..........     9
SECTION 3.5.  Restrictions on Transfer...................................    10
SECTION 3.6.  Mutilated, Destroyed, Lost or Stolen
              Trust Certificates.........................................    12
SECTION 3.7.  Persons Deemed Owners......................................    12
SECTION 3.8.  Access to List of Certificateholders
               Names and Addresses.......................................    12
SECTION 3.9.  Maintenance of Office or Agency............................    13
SECTION 3.10. Appointment of Certificate Paying Agent....................    13
SECTION 3.11. Disposition by TMS Student Holdings........................    14
SECTION 3.12. Book-Entry Certificates....................................    15
SECTION 3.13. Notices to Clearing Agency.................................    16
SECTION 3.14. Definitive Certificates....................................    16
SECTION 3.15. Determination of Auction Rate..............................    17

                                   ARTICLE IV

                       ACTIONS BY ELIGIBLE LENDER TRUSTEE

SECTION 4.1.  Prior Notice to Certificateholders with
               Respect to Certain Matters................................    17
SECTION 4.2.  Action by Certificateholders with
               Respect to Certain Matters................................    18
SECTION 4.3.  Action by Certificateholders with
               Respect to Bankruptcy.....................................    18
SECTION 4.4.  Restrictions on Certificateholders'
               Power ....................................................    18
SECTION 4.5.  Majority Control ..........................................    18


                      ARTICLE V APPLICATION OF TRUST FUNDS;
                                 CERTAIN DUTIES

SECTION 5.1.  Application of Trust Funds................................     19
SECTION 5.2.  Method of Payment.........................................     20
SECTION 5.3.  No Segregation of Moneys; No Interest.....................     21
SECTION 5.4.  Accounting and Reports to the Noteholders,
               Certificateholders, the Internal Revenue Service
               and Others ..............................................     21
SECTION 5.5.  Signature on Returns; Tax Matters
               Partner..................................................     21

SECTION 5.6.  Subrogation ..............................................     21


                                   ARTICLE VI

                 AUTHORITY AND DUTIES OF ELIGIBLE LENDER TRUSTEE

SECTION 6.1.  General Authority.........................................     22
SECTION 6.2.  General Duties............................................     23
SECTION 6.3.  Action upon Instruction...................................     24
SECTION 6.4.  No Duties Except as Specified in this Agreement, the Sale and Servicing Agreement, the Supplemental
               Sale and Servicing Agreement or in Instructions..........     25
SECTION 6.5.  No Action Except Under Specified
               Documents or Instructions................................     25
SECTION 6.6.  Restrictions..............................................     26


                                   ARTICLE VII

                     CONCERNING THE ELIGIBLE LENDER TRUSTEE

SECTION 7.1.   Acceptance of Trusts and Duties..........................     26
SECTION 7.2.   Furnishing of Documents..................................     28
SECTION 7.3.   Representations and Warranties...........................     28
SECTION 7.4.   Reliance; Advice of Counsel..............................     29
SECTION 7.5.   Not Acting in Individual Capacity........................     29
SECTION 7.6.   Eligible Lender Trustee Not Liable for
                Trust Certificates or Financed
                Student Loans...........................................     29
SECTION 7.7.   Eligible Lender Trustee May Own Trust
                Certificates and Notes..................................     30


                                  ARTICLE VIII

                     COMPENSATION OF ELIGIBLE LENDER TRUSTEE

SECTION 8.1.   Eligible Lender Trustee's Fees and
                Expenses................................................     30
SECTION 8.2.   Payments to the Eligible Lender
               Trustee..................................................     31


                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

SECTION 9.1    Termination of Trust Agreement...........................     31
SECTION 9.2    Dissolution upon Insolvency of
                TMS Student Holdings, Inc...............................     32


                                    ARTICLE X

                     SUCCESSOR ELIGIBLE LENDER TRUSTEES AND
                       ADDITIONAL ELIGIBLE LENDER TRUSTEES

SECTION 10.1.  Eligibility Requirements for
                Eligible Lender Trustee.................................     33
SECTION 10.2.  Resignation or Removal of Eligible
                Lender Trustee..........................................     34
SECTION 10.3.  Successor Eligible Lender Trustee........................     35
SECTION 10.4.  Merger or Consolidation of Eligible
                Lender Trustee..........................................     36
SECTION 10.5.  Appointment of Co-Eligible Lender
                Trustee or Separate Eligible Lender
                Trustee.................................................     36


                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.1.  Supplements and Amendments...............................     38
SECTION 11.2.  No Legal Title to Trust Estate in
                Certificateholders......................................     40
SECTION 11.3.  Limitations on Rights of Others .........................     40
SECTION 11.4.  Notices..................................................     40
SECTION 11.5.  Severability.............................................     41
SECTION 11.6.  Separate Counterparts....................................     41
SECTION 11.7.  Successors and Assigns...................................     41
SECTION 11.8   No Petition..............................................     41
SECTION 11.9   No Recourse..............................................     41
SECTION 11.10  Headings.................................................     42
SECTION 11.11  Governing Law............................................     42
SECTION 11.12  Rights of Surety Provider................................     42
SECTION 11.13  Creation of Trust and Delivery of
                Trust Agreement.........................................     42

EXHIBIT A      Form of Trust Certificate
EXHIBIT B      Notice of Change in Auction Date
EXHIBIT C      Form of Purchaser's Letter

APPENDIX A     Definitions
APPENDIX B     Certificate Auction Procedures

          TRUST AGREEMENT dated as of March 21, 1997, among Trans-World Insurance Company d/b/a Educaid, an Arizona corporation, as Depositor ("TWIC" or a "Depositor"), ClassNotes Inc., a Delaware corporation, as Depositor ("ClassNotes" or a "Depositor" and, together with TWIC, the "Depositors"), and The York Bank and Trust Company, a Pennsylvania bank and trust company, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee").

            The Depositors, the Certificate Registrar, the
Certificate Paying Agent and the Eligible Lender Trustee hereby agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND USAGE

             Capitalized terms used but not defined herein are defined in Appendix A attached hereto, which also contains rules as to construction and usage that are applicable herein.


                                  ARTI0NIZATION

           SECTION 2.1. NAME. The Trust created hereby shall be known as "ClassNotes Trust 1997-I," in which name the Eligible Lender Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

           SECTION 2.2. OFFICE AND SITUS OF THE TRUST. The registered office in Pennsylvania and situs of the Trust shall be at the trust office of the Eligible Lender Trustee located at 107 West Market Street, York, York County, Pennsylvania
17401.

           SECTION 2.3.  PURPOSES AND POWERS.  The purpose of
the  Trust is to engage in the following activities:

                      (i) to issue one or more Classes of Trust Certificates pursuant to this Agreement and, if applicable, one or more
         Trust Supplements, and to sell the Trust Certificates in one or more transactions;

                      (ii) to issue the Originators' Interests pursuant to this Agreement and one or more Trust Supplements and to sell the Originators' Interests in one or more transactions;

                     (iii) to issue one or more Series of Notes pursuant to the Indenture and the applicable Terms Supplement and to sell the Notes in one or more transactions in accordance with instructions received from the Administrator;

                      (iv) with the proceeds of the sale of the Notes and the Trust Certificates, to purchase, from time to time, the Financed Student Loans and to fund one or more Pre- Funding Accounts pursuant to the Sale and Servicing Agreement;

                      (v) to assign, grant, transfer, pledge, mortgage and convey the Indenture Trust Estate pursuant to the Indenture and the applicable Terms Supplement and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement and any related Supplemental Sale and Servicing Agreement any portion of the Indenture Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture and the applicable Terms Supplement;

                     (vi) from time to time to sell and dispose of the Financed Student Loans in accordance with the terms of the Basic Documents;

                     (vii) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                     (viii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                      (ix) to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders, the Noteholders and the others specified in Article V of the Sale and Servicing Agreement and or contemplated by the Basic Documents.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

             SECTION 2.4.  APPOINTMENT OF ELIGIBLE LENDER TRUSTEE.
 Each Depositor hereby (i) appoints the Eligible Lender Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and (ii) ratifies all actions of the Eligible Lender Trustee taken on behalf of the Trust prior to the execution hereof.

            SECTION 2.5.  INITIAL CAPITAL CONTRIBUTION OF TRUST ESTATE.
Each Depositor hereby sells, assigns, transfers, conveys and sets over to the Eligible Lender Trustee, as of the date hereof, the sum of $10.00. The Eligible Lender Trustee hereby acknowledges receipt in trust from the Depositors of theforegoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account. The Depositors shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Eligible Lender Trustee, promptly reimburse the Eligible Lender Trustee for any such expenses, including reasonable fees and expenses of counsel, paid by the Eligible Lender Trustee.

           SECTION 2.6. DECLARATION OF TRUST. The Eligible Lender Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the other Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under Pennsylvania law and that this Agreement constitute the governing instrument of such trust. If for any reason it is determined that the Trust does not qualify as a business trust under 15 Pa. C.S. ' 9501(a), it shall be a trust, nonetheless, under the common law of Pennsylvania. It is the intention of the parties hereto that, solely for Federal income tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Financed Student Loans and other assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate Federal tax authorities, they shall treat the Trust as a partnership for Federal tax purposes, and the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for Federal tax purposes. Effective as of the date hereof, the Eligible Lender Trustee shall have all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Trust.

            SECTION 2.7. LIABILITY OF THE CERTIFICATEHOLDERS. (a) TMS
Student Holdings, Inc., as holder of no less than a 1% interest in the Trust Certificates and the Originators' Interests, shall be liable directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Trust Estate) to the extent that TMS Student Holdings, Inc. would be liable if the Trust were a partnership under the Pennsylvania Revised Uniform Limited Partnership Act in which TMS Student Holdings, Inc. were a general partner; PROVIDED, HOWEVER, that TMS Student Holdings, Inc. shall not be liable for any principal of or interest on the Certificates, the Originators' Interests or the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which TMS Student Holdings, Inc. shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of TMS Student Holdings, Inc. under this paragraph shall be evidenced by the Trust Certificates and the Originators' Interests described in Section 3.11, which shall be deemed to be a separate class of Trust Certificates and Originators' Interests from all other Trust Certificates and Originators' Interests issued by the Trust; PROVIDED that the rights and obligations evidenced by all Trust Certificates and Originators' Interests, respectively, regardless of class, except as provided in this Section, Section 5.1 hereof and Article V of the Sale and Servicing Agreement, shall be identical.

               (b) No Certificateholder, other than to the extent set forth in paragraph (a), shall have any personal liability for any liability or obligation of the Trust.

               (c) TMS Student Holdings, Inc. shall maintain a minimum capital value (not including its interest in the Trust or its interests in ClassNotes Trust 1995-I (f/k/a Education Loan Alliance 1995-I) and Educaid Student Loan Trust 1994-1) equal to the greater of (a) $2,000,000 and (b) two percent of the sum of (i) the Certificate Balance, (ii) the ClassNotes Trust 1995-I Certificate Balance and (iii) the Educaid Student Loan Trust 1994-1 Certificate Balance.

               SECTION 2.8. TITLE TO TRUST PROPERTY. Legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Eligible Lender Trustee, a co-trustee and/or a separate trustee, as the case may be; provided that legal title to the Financed Student Loans shall be vested at all times in the Eligible Lender Trustee on behalf of the Trust.

               SECTION 2.9. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITORS. Each of the Depositors hereby represents and warrants to the Eligible Lender Trustee and the Surety Provider
 that:

                  (a) Such Depositor is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (b) Such Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; such Depositor has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust (or with the Eligible Lender Trustee on behalf of the Trust) and such Depositor has duly authorized such sale and assignment and deposit to the Trust (or to the Eligible Lender Trustee on behalf of the Trust) by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by such Depositor by all necessary corporate action.

                  (c) This Agreement constitutes a legal, valid and binding obligation of such Depositor enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and subject to the application of equitable principles in any proceeding, whether at law or in equity.

                  (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of such Depositor, or any material indenture, agreement or other material instrument to which such Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to such Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such Depositor or its properties.

                  (e) No consent of any Federal or state governmental or administrative authority is required to be obtained by such Depositor prior to its entering into this Agreement or in connection with its consummation of the transactions contemplated by the Basic Documents, other than those that have been obtained.

                  SECTION 2.10. FEDERAL INCOME TAX ALLOCATIONS. Net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

                  (a) among the Certificateholders as of the close of business on the last day of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, an amount of net income up to the sum of (i) the portion of the Certificateholders' Interest Distribution Amount and the Certificateholders' Auction Rate Interest Carryover, if any, for the related Distribution Date allocable to such month, (ii) interest on the excess, if any, of the Certificateholders' Interest Distribution Amount for the preceding Distribution Date over the amount in respect of interest that is actually distributed to Certificateholders on such preceding Distribution Date, to the extent permitted by law, at the Certificate Rate for such month and (iii) the portion of the market discount on the Financed Student Loans accrued during such quarter that is allocable to the excess, if any, of the initial aggregate principal amount of the Trust Certificates over their initial aggregate issue price; and

                  (b) to TMS Student Holdings, Inc., in its capacity as a Trust Certificateholder, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to TMS Student Holdings, Inc. to the extent TMS Student Holdings, Inc. is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the remaining Certificateholders as of the close of business on the last day of such month in proportion to their ownership of principal amount of Trust Certificates on such Record Date. TMS Student Holdings, Inc. is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to TMS Student Holdings, Inc. or to the Certificateholders, or as otherwise required by the Code. Moreover, TMS Student Holdings may modify the allocations upon the issuance of Certificates pursuant to a Trust Supplement in order to ensure that the allocations reflect the Certificateholders' economic interests in the partnership.


                                   ARTICLE III

                   TRUST CERTIFICATES, ORIGINATORS' INTERESTS
                            AND TRANSFER OF INTERESTS

             SECTION 3.1. INITIAL BENEFICIAL OWNERSHIP. Upon the formation of the Trust by the contribution by the Depositors pursuant to Section 2.5 and until the initial issuance of the Trust Certificates, the Depositors shall be the sole beneficial owners of the Trust.

             SECTION 3.2. THE TRUST CERTIFICATES. Each Class of Trust Certificates shall be issued in denominations of $50,000 or in integral multiples in excess thereof; PROVIDED, HOWEVER, that the Trust Certificates issued to TMS Student Holdings, Inc. pursuant to Section 3.11 may be issued in such denomination as to include any residual amount (but in no case less than $50,000 in principal amount). The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Eligible Lender Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates. No Trust Certificates may be subdivided for resale into amounts smaller than a unit the initial offering price of which would have been at least $20,000.

             SECTION 3.2.A. THE ORIGINATORS' INTERESTS. The Originators' Interests shall be issued with minimum offering prices of $20,000. The Originators' Interests shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Eligible Lender Trustee. Originators' Interests bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Originators' Interests or did not hold such offices at the date of authentication and delivery of such Owners' Interests. No Originators' Interest may be subdivided for resale into amounts smaller than a unit the initial offering price of which would have been at least $20,000.

                  SECTION 3.3. AUTHENTICATION OF TRUST CERTIFICATES. Concurrently with the initial sale of Financed Student Loans to the Trust pursuant to the Sale and Servicing Agreement and the initial sale of the Certificates to the Initial Purchaser pursuant to the Purchase Agreement, the Eligible Lender Trustee shall cause the Trust Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositors, signed by their chairman of the board, their president or any vice president, without further action by the Depositors, in authorized denominations. Such Trust Certificates shall be designated as the Class 1 Certificates. From time to time after such initial issuance of Trust Certificates, with the written consent of the Surety Provider, additional Classes of Trust Certificates may be issued in an aggregate principal amount and with such terms and designation as shall be provided in a related Trust Supplement. The Eligible Lender Trustee shall cause such additional Trust Certificates, if any, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositors, signed by their chairman of the board, their president or any vice president, without further action by the Depositors, in authorized denominations. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Eligible Lender Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication. No further Trust Certificates shall be issued except pursuant to Section 3.4, 3.5 or 3.14 hereunder. The Final Maturity Date for each Class of Trust Certificates shall occur later than the Final Maturity Date for each Class of Notes.

                  SECTION 3.3.A. AUTHENTICATION OF ORIGINATORS' INTERESTS. Originators' Interests may from time be issued with such terms, including restrictions on transfer, as may be set forth in a related Trust Supplement.
The Eligible Lender Trustee shall cause such Originators' Interests, if any, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositors, signed by their chairman of the board, their president or any vice president, without further action by the Depositors, in authorized denominations. No Originators' Interest shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Originators' Interest a certificate of authentication substantially in the form set forth in an exhibit to the related Trust Supplement, executed by the Eligible Lender Trustee by manual signature; such authentication shall constitute conclusive evidence that such Originators' Interest shall have been duly authenticated and delivered hereunder. All Originators' Interest shall be dated the date of their authentication. No further Originators' Interest shall be issued except pursuant to Section 3.4, 3.5 or 3.14 hereunder.

                SECTION 3.4. REGISTRATION OF TRANSFER AND EXCHANGE OF TRUST CERTIFICATES AND ORIGINATORS' INTERESTS. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.9, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and Originators' Interests and of transfers and exchanges of Trust Certificates and Originators' Interests as herein provided. The Eligible Lender Trustee may be the Certificate Registrar or it may appoint an agent to serve as Certificate Registrar. The Eligible Lender Trustee hereby appoints Dauphin Deposit Bank and Trust Company as initial Certificate Registrar.

                  Upon surrender for registration of transfer of any Trust Certificate or Originators' Interest at the office or agency maintained pursuant to Section 3.9, and compliance with the provisions set forth in Section 3.5, the Eligible Lender Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Trust Certificates or Originators' Interests, as the case may be, in authorized denominations of a like aggregate amount dated the date of authentication by the Eligible Lender Trustee or any authenticating agent. At the option of a Certificateholder, Trust Certificates or Originators' Interests, as the case may be, may be exchanged for other Trust Certificates or Originators' Interests, as the case may be, of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates or Originators' Interests, as the case may be, to be exchanged at the office or agency maintained pursuant to Section 3.9.

                  Every Trust Certificate or Originators' Interest, as the case may be, presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Eligible Lender Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an entity acceptable to the Eligible Lender Trustee. Each Trust Certificate or Originators' Interest, as the case may be, surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Eligible Lender Trustee in accordance with its customary practice.

                  No service charge shall be made for any registration of transfer or exchange of Trust Certificates or Originators' Interests, as the case may be, but the Eligible Lender Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates or Originators' Interests, as the case may be.

                  The preceding provisions of this Section 3.4 notwithstanding, the Eligible Lender Trustee shall not be required to make and the Certificate Registrar need not register transfers or exchanges of Trust Certificates or Originators' Interests, as the case may be, for a period of 15 days preceding any Certificate Distribution Date with respect to the Trust Certificates or Originators' Interests, as the case may be.

                  SECTION 3.5.  RESTRICTIONS ON TRANSFER.  (a)  Except
for the transfer of Trust Certificates to TMS Student Holdings,
 Inc. pursuant to Section 3.11, the Trust Certificates may not be offered or sold except to institutional "accredited investors" (as defined in Rule 501(a)(1)-(3) under the Securities Act who are U.S. Persons (as defined in Section 7701(a)(30) of the Code) in reliance on an exemption from the registration requirements of the Securities Act.

         Each purchaser of the Trust Certificates (except, with respect to (i) below, TMS Student Holdings, Inc.) will be deemed to have represented and agreed as follows:

          (i) It is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) under the Securities Act and is acquiring the Trust Certificates for its own institutional account or for the account of an institutional accredited investor.

         (ii) It is not (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of any such plan's arrangements or account's investment in any such entity.

   (iii)  It is a U.S. Person as defined in Section 7701(a)(30) of the Code.

    (iv) It understands that the Trust Certificates will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) under the Securities Act that purchases for its own account or for the account of another institutional accredited investor or (b) pursuant to an effective registration statement under the Securities Act.

   (v) It understands that except for the Trust Certificate transferred to TMS Student Holdings, Inc. pursuant to Section 3.11, each Trust Certificate will bear a legend substantially to the following effect:

"UNLESS THIS TRUST CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1)-(3) UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS TRUST CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY
GOVERNMENTAL AGENCY."

                  (b) Each purchaser of Trust Certificates (except for TMS Student Holdings, Inc.) shall be required, prior to purchasing a Trust Certificate, to execute and deliver to the Broker-Dealer a Purchaser's Letter substantially in the form attached hereto as Exhibit C. The Eligible Lender Trustee shall be under no duty or obligation to ensure compliance with the provisions of this Section 3.5(b).

                  (c) Restrictions on transfer relating to the Originators' Interests will be as set forth in the related
Trust  Supplements.

                  SECTION 3.6. MUTILATED, DESTROYED, LOST OR STOLEN TRUST CERTIFICATES AND ORIGINATORS' INTERESTS. If (a) any mutilated Trust Certificate or Originators' Interest shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate or Originators' Interest, and (b) there shall be delivered to the Certificate Registrar, the Eligible Lender Trustee and the Surety Provider such security or indemnity as may be required by them to save each of them harmless, then in thE absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Eligible Lender Trustee on behalf of the Trust shall execute and the Eligible Lender Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate or Originators' Interest, as the case may be, a new Trust Certificate or Originators' Interest, as the case may be, of like tenor and denomination. In connection with the issuance of any new Trust Certificate or Originators' Interest, as the case may be, under this Section, the Eligible Lender Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate or Originators' Interest, as the case may be, issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate or Originators' Interest, as the case may be, shall be found at any time.

                  SECTION 3.7. PERSONS DEEMED OWNERS. Prior to due presentation of a Trust Certificate or Originators' Interest, as the case may be, for registration of transfer, the Eligible Lender Trustee, the Certificate Registrar or the Surety Provider and any agent of any thereof may treat the Person in whose name any Trust Certificate or Originators' Interest, as the case may be, shall be registered in the Certificate Register as the owner of such Trust Certificate or Originators' Interest, as the case may be, for the purpose of receiving distributions pursuant to Section 5.1 and for all otheR purposes whatsoever, and neither the Eligible Lender Trustee, the Certificate Registrar, the Surety Provider nor any agent of any thereof shall be bound by any notice to the Contrary.

                  SECTION 3.8.  ACCESS TO LIST OF CERTIFICATEHOLDERS'
NAMES AND ADDRESSES. The Eligible Lender Trustee shall furnish or cause to be furnished to the Depositor or TMS Student Holdings, Inc., as applicable, within 15 days after receipt by the Eligible Lender Trustee of a request therefor from the Depositor or TMS Student Holdings, Inc. in writing, a list, in such form as the Depositor or TMS Student Holdings, Inc. may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Certificateholders evidencing not less than 25% of the Certificate Balance apply in writing to the Eligible Lender Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Eligible Lender Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Upon receipt of any such application, the Eligible Lender Trustee will promptly notify the Depositor by providing a copy of such application and a copy of the list of Certificateholders produced in response thereto. If an Event of Default occurs, the Eligible Lender Trustee shall furnish to the Surety Provider, upon its request, a copy of the list of Certificateholders within 5 days of receipt of such request. Each Certificateholder, by receiving and holding a Trust Certificate or Originators' Interest, as the case may be, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Eligible Lender Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 3.9. MAINTENANCE OF OFFICE OR AGENCY. The Eligible Lender Trustee shall maintain in York or Harrisburg, Pennsylvania, an office or offices or agency or agencies where Trust Certificates and Originators' Interests may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Eligible Lender Trustee in respect of the Trust Certificates, the Originators' Interests and the other Basic Documents may be served. The Eligible Lender Trustee initially designates the corporate trust office of Dauphin Deposit Bank and Trust Company at 213 Market Street, Harrisburg, Pennsylvania, 17101, as such office or agency. The Eligible Lender Trustee shall give prompt written notice to the Depositor, the Surety Provider and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                  SECTION 3.10. APPOINTMENT OF CERTIFICATE PAYING AGENT. The Certificate Paying Agent shall make distributions to Certificateholders from the amounts received from the Indenture Trustee out of the Trust Accounts pursuant to Section 5.1 and shall report the amounts of such distributions to the Eligible Lender Trustee. Any Certificate Paying Agent shall have the revocable power to receive such funds from the Indenture Trustee for the purpose of making the distributions referred to above. The Eligible Lender Trustee may revoke such power and remove the Certificate Paying Agent (i) if the Eligible Lender Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect, or (ii) for any other reason with the consent of the Administrator or the Surety Provider. The Certificate Paying Agent shall initially be Dauphin Deposit Bank and Trust Company, and any co-paying agent chosen by the Eligible Lender Trustee acceptable to the Administrator and the Surety Provider, which consent shall not be unreasonably withheld. The Eligible Lender Trustee shall furnish the Indenture Trustee and the Surety Provider notice identifying each co-paying agent within two days of any such appointment. The Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Eligible Lender Trustee and the Surety Provider. If Dauphin Deposit Bank and Trust Company or the Eligible Lender Trustee shall no longer be the Certificate Paying Agent, the Eligible Lender Trustee, subject to the prior written consent of the Surety Provider (which consent shall not be unreasonably withheld), shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Eligible Lender Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Eligible Lender Trustee to execute and deliver to the Eligible Lender Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Eligible Lender Trustee that, as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Eligible Lender Trustee and upon removal of a Certificate
Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Eligible Lender Trustee. The provisions of Sections 7.1, 7.3, 7.4, 7.5 and 8.1 shall apply to the Eligible Lender Trustee also in its role as Certificate Paying Agent, for so long as the Eligible Lender Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

                 SECTION 3.11. DISPOSITION BY TMS STUDENT HOLDINGS, INC. On each Closing Date, TMS Student Holdings, Inc. shall acquire from the Initial Purchaser, pursuant to the Purchase Agreement and as agreed to by the Depositors, and shall thereafter retain, beneficial and record ownership of Trust Certificates in an amount such that the aggregate amount of Trust Certificates then owned by TMS Student Holdings, Inc. represents at least 1% of the Certificate Balance. Such Trust Certificates also shall be deemed to represent beneficial and record ownership of 1% of each Originators' Interest that may be issued hereafter. Any attempted transfer of any Trust Certificate that would reduce TMS Student Holdings, Inc.'s interest below 1% of the Certificate Balance shall be void. The Eligible Lender Trustee shall cause any Trust Certificate issued to TMS Student Holdings, Inc. on the Closing Date (and any Trust Certificate issued in exchange therefor) to contain a legend stating "THIS CERTIFICATE IS NONTRANSFERABLE".

                 SECTION 3.12. BOOK-ENTRY CERTIFICATES. The Trust Certificates, upon original issuance, will be issued in the form of a typewritten Trust Certificate or Trust Certificates representing Book-Entry Certificates, to be delivered to the Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust; PROVIDED, HOWEVER, that one Definitive Certificate (as defined below) of each Class may be issued to TMS Student Holdings, Inc. pursuant to Section 3.11 and the Purchase Agreement. Such Book-Entry Certificate or Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner (other than TMS Student Holdings, Inc.) will receive a Definitive Certificate representing such Certificate Owner's interest in such Trust Certificate, except as provided in Section 3.14. Unless and until definitive, fully registered Trust Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 3.14 and except for the Trust Certificates issued to TMS Student Holdings, Inc.
pursuant to  Section 3.11:

                 (i) the provisions of this Section shall be in full force and effect;

                (ii) the Certificate Registrar and the Eligible Lender Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Trust Certificates and the giving of instructions or directions hereunder) as the sole Certificateholder and shall have no obligation to the Certificate Owners;

               (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 3.14, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Trust Certificates to such Clearing Agency Participants; and

                (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders of Trust Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Trust Certificates and has delivered such instructions to the Eligible lender Trustee.

                  SECTION 3.13. NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Trust Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Trust Certificate Owners pursuant to Section 3.14 and except for the Trust Certificate issued to TMS Student Holdings, Inc. pursuant to Section 3.11, the Eligible Lender Trustee shall give all such notices and communications specified herein to be given to Trust Certificateholders to the Clearing Agency, and shall have no obligations to the Trust Certificate Owners.

                  SECTION 3.14. DEFINITIVE CERTIFICATES. If (i) the Administrator advises the Eligible Lender Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Trust Certificates, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Eligible Lender Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, a Servicer Default or an Administrator Default, Certificate Owners representing beneficial interests aggregating at least 50.1% of the Certificate Balance advise the Clearing Agency (which shall then notify the Eligible Lender Trustee) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Eligible Lender Trustee shall cause the Clearing Agency to notify all Certificate Owners of the occurrence of any such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Eligible Lender Trustee of the typewritten Trust Certificate or Trust Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Eligible Lender Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Eligible Lender Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Eligible Lender Trustee shall recognize the registered holders of the Definitive Certificates as Certificateholders. The Definitive Certificates shall, at the expense of the Depositors, be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Eligible Lender Trustee, as evidenced by its execution thereof.

                  SECTION 3.15. DETERMINATION OF INTEREST RATE. Each Class of Trust Certificates shall accrue interest during each Interest Period at the Certificate Rate determined in accordance with the Auction Procedures attached hereto as Annex I or as otherwise set forth in the related Trust Supplement.


                                   ARTICLE IV

                       ACTIONS BY ELIGIBLE LENDER TRUSTEE

                  SECTION 4.1.  PRIOR NOTICE TO CERTIFICATEHOLDERS WITH
RESPECT TO CERTAIN MATTERS. With respect to the following matters, the Eligible Lender Trustee shall not take action unless at least 30 days before the taking of such action the Eligible Lender Trustee shall have notified the Trust Certificateholders and the Surety Provider in writing of the proposed action and neither the Trust Certificateholders nor the Surety Provider shall have notified the Eligible Lender Trustee in writing prior to the 30th day after such notice is given that such Trust Certificateholders or the Surety Provider has withheld consent:

                  (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Financed Student Loans) and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Financed Student Loans);

                  (b)  the amendment of the Indenture or a Terms
         Supplement by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (c) the amendment of the Indenture or a Terms Supplement by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Trust Certificateholders;

                  (d) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Trust Certificateholders; or

                  (e) the appointment pursuant to the Indenture or a Terms Supplement of a successor Note Registrar or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or Certificate Paying Agent (except if the successor Certificate Registrar or Certificate Paying Agent is the Eligible Lender Trustee), or the consent to the assignment by the Note Registrar, Certificate Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable (except the consent to the assignment by the Certificate Paying Agent or Certificate Registrar of its obligations to the Eligible Lender Trustee).

                  SECTION 4.2. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Eligible Lender Trustee shall not have the power, except upon the direction of the Surety Provider or, with the Surety Provider's consent, the Certificateholders, to (a) remove the Servicer or the Administrator under the Sale and Servicing Agreement pursuant to Section 8.1 thereof or (b) except as expressly provided in the Basic Documents, sell the Financed Student Loans after the termination of the Indenture. The Eligible Lender Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Surety Provider.


                 SECTION 4.3. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY. The Eligible Lender Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the Surety Provider and the delivery to the Eligible Lender Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

                 SECTION 4.4. RESTRICTIONS ON CERTIFICATEHOLDERS' POWER. The Certificateholders shall not direct the Eligible Lender Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Eligible Lender Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3 nor shall the Eligible Lender Trustee be permitted to follow any such direction, if given.

                 SECTION 4.5. MAJORITY CONTROL. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders evidencing not less than 50.1% of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Certificateholders evidencing not less than 50.1% of the Certificate Balance at the time of the delivery of such notice.


                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

                 SECTION 5.1. APPLICATION OF TRUST FUNDS. (a) No later than the close of business on the day it receives funds distributed by the Indenture Trustee pursuant to Sections 5.5, 5.6 and 5.10 of the Sale and Servicing Agreement, the Certificate Paying Agent will distribute such amounts (i) to Trust Certificateholders of the applicable Class on a pro rata basis with respect to interest and pursuant to the procedures set forth in subsection (d) below with respect to principal and (ii) to holders of the Originators' Interests, as set forth in the related Trust Supplement; PROVIDED, HOWEVER, that if the Eligible Lender Trustee receives funds for distribution to Certificateholders after 11:00 a.m. on any day it shall use all reasonable efforts to distribute such funds to the applicable Certificateholders on such day but shall not be liable for any damages if such funds are distributed on the following Business Day. Notwithstanding the foregoing, all amounts received by the Eligible Lender Trustee from the Indenture Trustee representing amounts in the Reserve Account in excess of the Specified Reserve Account Balance shall be distributed to the holders of the Originators' Interests, if any, and then to TMS Student Holdings, Inc. (but such distributions shall not reduce the principal amount of the Trust Certificate held by TMS Student Holdings, Inc. or its portion of the Originators' Interests) and no other Certificateholder shall be entitled to or have a claim for such amounts. TMS Student Holdings, Inc. shall not receive any distributions of principal until all other Trust Certificateholders have been paid in full.

                 (b) No later than the Business Day following its receipt thereof, the Eligible Lender Trustee shall send to each Trust Certificateholder (and if a distribution is being made to holders of Originators' Interests, to each such holder) the statement provided to the Eligible Lender Trustee by the Administrator pursuant to Section 5.7 of the Sale and Servicing Agreement relating to such Certificate Distribution Date.

                 (c) If any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Eligible Lender Trustee is hereby authorized to and shall, upon receipt of written instructions of the Administrator identifying the appropriate amount, to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Eligible Lender Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust to be remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Eligible Lender Trustee in its sole discretion may (but unless otherwise required by law shall not be obligated to) withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Eligible Lender Trustee and the Administrator shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Eligible Lender Trustee and the Administrator for any out-of-pocket expenses incurred.

                 (d) The Certificates that will receive payments of principal on each Certificate Distribution Date after each Class of Notes has been paid in full will be selected no later than 15 days prior to each such Certificate Distribution Date by the Eligible Lender Trustee by lot in such manner as the Eligible Lender Trustee in its discretion may determine and which may provide for the selection for payment of principal in minimum denominations of $50,000, and integral multiples in excess thereof.

                 Notice of the Certificates to receive payments of principal is to be given by the Eligible Lender Trustee by first-class mail, postage prepaid, mailed not less than 15 days but no more than 30 days before the applicable Certificate Distribution Date at the address of the applicable Certificateholder appearing on the registration books. Any defect in or failure to give such mailed notice shall not affect the validity of proceedings for the payment of any other Certificates not affected by such failure or defect. All notices of payment are to state (i) the applicable Certificate Distribution Date; (ii) the amount of principal to be paid; and (iii) the Certificates to be paid.

                 SECTION 5.2. METHOD OF PAYMENT. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Certificate Distribution Date shall be made to each Certificateholder of record on the applicable Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefore, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions (which may be standing instructions) at least five Business Days prior to such Distribution Date and such Certificateholder's Trust Certificates in the aggregate evidence a denomination of not less than $50,000 (or, in the case of Originators' Interests, an initial offering amount of not less than $20,000), or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register; provided, however, that, unless Definitive Certificates have been issued pursuant to Section 3.14, with respect to Trust Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), distributions will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the foregoing, the final distribution in respect of any Trust Certificate or Originators' Interest (whether on the Final Maturity Date or otherwise) will be payable only upon presentation and surrender of such Trust Certificate or Originators' Interest, as the case may be, at the Corporate Trust Office of the Eligible Lender Trustee maintained pursuant to Section 3.9 hereof or such other location specified in writing to the Certificateholder thereof.

                 SECTION 5.3. SEGREGATION OF MONEYS; NO INTEREST. Subject to
Section 5.1, moneys received by the Eligible Lender Trustee hereunder shall be deposited in the Certificate Distribution Account and invested in Eligible Investments in accordance with instructions received from the Administrator. The Eligible Lender Trustee shall not be liable for any interest thereon.

                 SECTION 5.4. ACCOUNTING AND REPORTS TO THE NOTEHOLDERS, CERTIFICATEHOLDERS, THE INTERNAL REVENUE SERVICE AND OTHERS. The Administrator, on behalf of the Eligible Lender Trustee, shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver to each Certificateholder (and to each Person who was a Certificateholder at any time during the applicable calendar year), as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each such Certificateholder to prepare its Federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, Internal Revenue Service Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with
Section 5.1(c) with respect to income or distributions to Certificateholders. The Administrator, on behalf of the Eligible Lender Trustee, shall elect under
Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Financed Student Loans. Neither the Eligible Lender Trustee nor the Administrator on behalf of the Eligible Lender Trustee shall make the election provided under Section 754 of the Code.

                 SECTION 5.5. SIGNATURE ON RETURNS; TAX MATTERS PARTNER. (a) TMS Student Holdings, Inc. shall sign on behalf of the Trust the tax returns of the Trust unless otherwise required by applicable law.

                 (b) TMS Student Holdings, Inc. shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                 SECTION 5.6. SUBROGATION. Each of the Depositors and the Eligible Lender Trustee acknowledges that to the extent of any payment made by the Surety Provider pursuant to any Certificate Surety Bond, the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment to the rights of the Holders of the Certificates to any moneys paid or payable in respect of the Certificates under this Trust Agreement or otherwise. Each of the Depositors and the Eligible Lender Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of the Surety Provider, are necessary to evidence such subrogation and, subject to the priority of payment provision of this Trust Agreement, to perfect the rights of the Certificateholders to receive any moneys paid or payable in respect of the Certificateholders under this Trust Agreement or otherwise.


                                   ARTICLE VI

                 AUTHORITY AND DUTIES OF ELIGIBLE LENDER TRUSTEE

                 SECTION 6.1. GENERAL AUTHORITY. The Eligible Lender Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Depositors shall approve as evidenced conclusively by the Eligible Lender Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver such Notes as may from time to time be authorized by the Indenture and any related Terms Supplement. The Eligible Lender Trustee is also authorized and directed on behalf of the Trust (i) to acquire and hold legal title to the Financed Student Loans from the Depositors or upon the direction of the Depositors and (ii) to take all actions required pursuant to Section 4.2(c) of the Sale and Servicing Agreement, and otherwise follow the direction of and cooperate with the Administrator in submitting, pursuing and collecting any claims to and with the Department, the Secretary and any Guarantor with respect to any Interest Subsidy Payments, Special Allowance Payments, HEAL Insurance Payments and any other payments relating to the Financed Student Loans.

                 The Eligible Lender Trustee is also authorized and directed on behalf of the Trust Certificateholders, in the case of any Certificate Surety Bond, to take any and all action necessary to collect any payments from the Surety Provider with respect to any Certificate Surety Bond, including the preparation and submission of the notice to the Surety Provider (a form of which is attached as an exhibit to each of the Surety Bonds), in accordance with the Certificate Surety Bonds and Article X of the Sale and Servicing Agreement. Any money so received by the Eligible Lender Trustee from the Surety Provider pursuant to a Certificate Surety Bond will be distributed to Trust Certificateholders in the same manner as amounts received from the Indenture Trustee pursuant to Section 5.1.

                 In addition to the foregoing, the Eligible Lender Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Eligible Lender Trustee is further authorized from time to time to take such action as the Administrator directs or instructs with respect to the Basic Documents or with respect to the administration of the Trust and is directed to take such action to the extent that the Administrator is expressly required pursuant to the Basic Documents to cause the Eligible Lender Trustee to act.

                 SECTION 6.2. GENERAL DUTIES. It shall be the duty of the Eligible Lender Trustee to discharge (or cause to be discharged) all its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the best interests of the Certificateholders, subject to and in accordance with the provisions of this Agreement and the other Basic Documents. Notwithstanding the foregoing, the Eligible Lender Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Eligible Lender Trustee hereunder or under any other Basic Document, and the Eligible Lender Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement. Except as expressly provided in the Basic Documents, the Eligible Lender Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

                 SECTION 6.3. ACTION UPON INSTRUCTION. (a) Subject to Article IV, Section 7.1 and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Eligible Lender Trustee in the management of the Trust, subject to the Surety Provider's approval. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV, subject to the Surety Provider's approval.

                 (b) The Eligible Lender Trustee shall not be required to take any action hereunder or under any other Basic Document if the Eligible Lender Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Eligible Lender Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

                 (c) Whenever the Eligible Lender Trustee is unable to determine the appropriate course of action between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, the Eligible Lender Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Eligible Lender Trustee acts in good faith in accordance with any written instruction received from the Certificateholders of Certificates evidencing not less than 50.1% of the Certificate Balance at the time of delivery of such instructions, the Eligible Lender Trustee shall not be liable on account of such action to any Person. If the Eligible Lender Trustee shall not have received appropriate instruction within 30 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

                 (d) If the Eligible Lender Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any agreement entered into by the Eligible Lender Trustee on behalf of the Trust or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by the Eligible Lender Trustee or is silent or is incomplete as to the course of action that the Eligible Lender Trustee is required to take with respect to a particular set of facts, the Eligible Lender Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Eligible Lender Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Certificateholders evidencing not less than 50.1% of the Certificate Balance at the time of delivery of such instructions, the Eligible Lender Trustee shall not be liable, on account of such action or inaction, to any Person. If the Eligible Lender Trustee shall not have received appropriate instruction within 30 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents or such other agreements, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

                 SECTION 6.4. NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT, THE SALE AND SERVICING AGREEMENT, ANY SUPPLEMENTAL SALE AND SERVICING AGREEMENT OR IN INSTRUCTIONS. The Eligible Lender Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Eligible Lender Trustee is a party, except as expressly provided by the terms of this Agreement, the Sale and Servicing Agreement, any Supplemental Sale and Servicing Agreement or in any document or written instruction received by the Eligible Lender Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Eligible Lender Trustee. The Eligible Lender Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. The Eligible Lender Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, The York Bank and Trust Company in its individual capacity or as the Eligible Lender Trustee that are not related to the ownership or the administration of the Trust Estate.

                 SECTION 6.5. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Eligible Lender Trustee shall not manage, control, use, sell, service, dispose of or otherwise deal with any part of the Trust Estate except
(i) in accordance with the powers granted to and the authority conferred upon the Eligible Lender Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents to which it is a party and (iii) in accordance with any document or instruction delivered to the Eligible Lender Trustee pursuant to
Section 6.3.

                 SECTION 6.6. RESTRICTIONS. The Eligible Lender Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Eligible Lender Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Eligible Lender Trustee to take any action that would violate the provisions of this Section.


                                   ARTICLE VII

                     CONCERNING THE ELIGIBLE LENDER TRUSTEE

                 SECTION 7.1. ACCEPTANCE OF TRUSTS AND DUTIES. The ------------------------------- Eligible Lender Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement for the benefit of the Certificateholders. The Eligible Lender Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate under the terms of this Agreement and the other Basic Documents. The Eligible Lender Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Eligible Lender Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                    (a) the Eligible Lender Trustee shall not be liable for any error of judgment made by a responsible officer of the Eligible Lender Trustee;

                    (b) the Eligible Lender Trustee shall not be liable with
               respect to any action taken or omitted to be taken by it in accordance with the direction or instructions of the Administrator, the Depositors, the Surety Provider or Certificateholders of Certificates evidencing the requisite percentage of the Certificate Balance;

                    (c) no provision of this Agreement or any other Basic
               Document shall require the Eligible Lender Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document, if the Eligible Lender Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                    (d) under no circumstances shall the Eligible Lender Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or for any amounts owing under the Trust Certificates or the Originators' Interest;

                    (e) the Eligible Lender Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositors or for the form, character genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates and the Originators' Interests, and the Eligible Lender Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

                    (f) the Eligible Lender Trustee shall not be liable for the action or inaction, default or misconduct of the Depositors, the Administrator, the Seller, TMS Student Holdings, Inc., the Indenture Trustee or the Master Servicer under this Agreement or any of the other Basic Documents or otherwise and the Eligible Lender Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Sale and Servicing Agreement, any Supplemental Sale and Servicing Agreement or the Administration Agreement, the Indenture Trustee under the Indenture or any Terms Supplement or the Master Servicer under the Sale and Servicing Agreement or any Supplemental Sale and Servicing Agreement; and

                    (g) the Eligible Lender Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Eligible Lender Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Eligible Lender Trustee therein or thereby. The right of the Eligible Lender Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Eligible Lender Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

                 SECTION 7.2. FURNISHING OF DOCUMENTS. The Eligible Lender Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Eligible Lender Trustee under the Basic Documents.

                 SECTION 7.3. REPRESENTATIONS AND WARRANTIES. The Eligible Lender Trustee hereby represents and warrants to the Depositors, for the benefit of the Certificateholders, and to the Surety Provider that:

                    (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the Commonwealth of Pennsylvania. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                    (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf, and when so executed shall be an enforceable obligation of the Eligible Lender Trustee in accordance with its terms.

                    (c) Neither the execution nor the delivery by it of this
               Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will, to its knowledge, contravene any Federal or Pennsylvania state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                    (d) It is an "eligible lender", as such term is defined in
               Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Federal Loans as contemplated by this Agreement and the other Basic Documents.

     SECTION 7.4. RELIANCE; ADVICE OF COUNSEL. (a) The Eligible Lender Trustee shall incur no liability to anyone in acting upon any signature, instrument, direction, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Eligible Lender Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Eligible Lender Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Eligible Lender Trustee (i) may act directly or through its agents, including the Administrator, or attorneys pursuant to agreements entered into with any of them, and the Eligible Lender Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Eligible Lender Trustee with reasonable care or by the Administrator or the Depositors, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it or selected and employed by the Administrator or the Depositors. The Eligible Lender Trustee shall not be liable for anything done, suffered or omitted in good faith by it (including, without limitation, the making of the representation in Section 7.3(d) hereof that it is an "eligible lender") in accordance with the opinion or advice of any such counsel, accountants or other such persons.

     SECTION 7.5. NOT ACTING IN INDIVIDUAL CAPACITY. Except for the representations and warranties set forth in Section 7.3, in accepting the trusts hereby created The York Bank and Trust Company acts solely as Eligible Lender Trustee hereunder and not in its individual capacity and all Persons having any claim against the Eligible Lender Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

     SECTION 7.6. ELIGIBLE LENDER TRUSTEE NOT LIABLE FOR TRUST CERTIFICATES OR FINANCED STUDENT LOANS. The recitals contained herein or in any Trust Supplement and in the Trust Certificates and the Originators' Interests (other than the signature and countersignature of the Eligible Lender Trustee on the Trust Certificates and the Originators' Interests) shall be taken as the statements of the Depositors and the Eligible Lender Trustee assumes no responsibility for the correctness thereof. The Eligible Lender Trustee makes no representations as to the validity or sufficiency of this Agreement, the Trust Certificates, the Originators' Interests or any other Basic Document (other than the signature and countersignature of the Eligible Lender Trustee on the Trust Certificates and the Originators' Interests) or the Notes, or of any Financed Student Loan or related documents. The Eligible Lender Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, enforceability and eligibility for Guarantee Payments of any Financed Student Loan, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including without limitation: the existence and contents of any computer or other record of any Financed Student Loan; the validity of the assignment of any Financed Student Loan to the Trust; the completeness of any Financed Student Loan; the performance or enforcement (except as expressly set forth in any Basic Document) of any Financed Student Loan; the compliance by the Depositors, Administrator, Seller or the Master Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action or inaction of the Depositors, Seller, Administrator, the Indenture Trustee or the Master Servicer or any subservicer taken in the name of the Eligible Lender Trustee; and the failure of the Financed Student Loans to be serviced in conformity with applicable regulations.

     SECTION 7.7. ELIGIBLE LENDER TRUSTEE MAY OWN TRUST CERTIFICATES AND NOTES. The Eligible Lender Trustee in its individual or any other capacity may become the owner or pledgee of the Trust Certificates, Originators' Interests or Notes and may deal with the Depositors, the Administrator, the Indenture Trustee, the Master Servicer and the Guarantors in banking or trust transactions with the same rights as it would have if it were not Eligible Lender Trustee, including serving as a trustee of other trusts dealing in any student loans, including trusts which purchase student loans from the Trust.


                                  ARTICLE VIII

                     COMPENSATION OF ELIGIBLE LENDER TRUSTEE

     SECTION 8.1. ELIGIBLE LENDER TRUSTEE'S FEES AND EXPENSES. The Eligible Lender Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon by the Depositors and the Eligible Lender Trustee on or before the date of acceptance hereof by the Eligible Lender Trustee, and the Eligible Lender Trustee shall be entitled to be reimbursed by the Depositors, to the extent provided in such separate agreement, for its other reasonable Expenses hereunder.

     SECTION 8.2. PAYMENTS TO THE ELIGIBLE LENDER Trustee. Any amounts paid to the Eligible Lender Trustee pursuant to Section 8.1 hereof or pursuant to
Section 6.3 or 7.2 of the Sale and Servicing Agreement shall be deemed not to be a part of the Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

     SECTION 9.1. TERMINATION OF TRUST AGREEMENT. (a) This Trust shall terminate upon the earlier of (i) the final distribution by the Eligible Lender Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, any related Terms Supplement, the Sale and Servicing Agreement, Article V hereof and any Trust Supplement, whether at the Certificate Final Maturity Date or otherwise, (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and (iii) the time provided in Section 9.2. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than TMS Student Holdings, Inc. as described in Section 9.2, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in Section 9.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Trust Certificates or Originators' Interests, as the case may be, to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Eligible Lender Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Administrator given pursuant to Section 9.1(c) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon which final payment of the Trust Certificates and Originators' Interests shall be made upon presentation and surrender of the Trust Certificates or Originators' Interests, as the case may be, at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates or Originators' Interests, as the case may be, at the office of the Certificate Paying Agent therein specified. The Eligible Lender Trustee shall give such notice to the Certificate Registrar (if other than the Eligible Lender Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates or Originators' Interests, as the case may be, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.1 and any related Trust Supplement. Certificates shall cease to earn interest as of the termination date of the Trust.

     If all the Certificateholders shall not surrender their Trust Certificates or Originators' Interests, as the case may be, for cancellation within six months after the date specified in the above-mentioned written notice, the Eligible Lender Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates or Originators' Interests, as the case may be, for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates or Originators' Interests, as the case may be, shall not have been surrendered for cancellation, the Eligible Lender Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates or Originators' Interests, as the case may be, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies and no later than five years after the first such notice shall be distributed by the Eligible Lender Trustee to TMS Student Holdings, Inc..

     SECTION 9.2. DISSOLUTION UPON INSOLVENCY OF TMS STUDENT HOLDINGS, INC.. If an Insolvency Event shall occur with respect to TMS Student Holdings, Inc., the Trust shall be terminated in accordance with Section 9.1 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Eligible Lender Trustee shall have received written instructions from the Surety Provider and Certificateholders (other than TMS Student Holdings, Inc.) representing not less than 50.1% of the Certificate Balance (not including the principal amount of Trust Certificates held by TMS Student Holdings, Inc.), to the effect that each such party disapproves of the liquidation of the Financed Student Loans and termination of the Trust, in which event the Trust shall continue in accordance with the Basic Documents. Promptly after the occurrence of any Insolvency Event with respect to TMS Student Holdings, Inc., (i) TMS Student Holdings, Inc. shall give the Indenture Trustee, the Eligible Lender Trustee and the Surety Provider written notice of such Insolvency Event, (ii) the Eligible Lender Trustee shall, upon the receipt of such written notice from TMS Student Holdings, Inc., give prompt written notice to the Certificateholders and the Indenture Trustee, of the occurrence of such event and (iii) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Eligible Lender Trustee or TMS Student Holdings, Inc., give prompt written notice to the Noteholders of the occurrence of such event; PROVIDED, HOWEVER, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.2. Upon a termination pursuant to this Section 9.2, the Eligible Lender Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts and the Surety Bonds) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections under the Sale and Servicing Agreement.


                                    ARTICLE X

                     SUCCESSOR ELIGIBLE LENDER TRUSTEES AND
                       ADDITIONAL ELIGIBLE LENDER TRUSTEES

     SECTION 10.1. ELIGIBILITY REQUIREMENTS FOR ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee shall at all times be a corporation or association (i) qualifying as an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Federal Loans on behalf of the Trust, with a valid lender identification number with respect to the Trust from the Department; (ii) being authorized to exercise corporate trust powers and hold legal title to the Financed Student Loans; (iii) having in effect Guarantee Agreements with each of the Guaranty Agencies then guaranteeing Financed Student Loans; (iv) having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by Federal or state authorities; (v) incorporated or authorized to do business in the Commonwealth of Pennsylvania or which is a national bank having an office located within the Commonwealth of Pennsylvania; and (vi), with respect to any successor Eligible Lender Trustees, having (or having a parent which has) a rating of at least Baa3 by Moody's and at least BBB by Standard & Poor's. Further, prior to the Depositors selling any HEAL Loans to the Trust, the Eligible Lender Trustee shall be qualified as an "eligible lender" within the meaning of the Public Health Service Act. Also, prior to the Depositors selling any Private Loans to the Trust, the Eligible Lender Trustee shall be qualified under the applicable Private Loan Program to hold such Private Loans. If the Eligible Lender Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1, the combined capital and surplus of the Eligible Lender Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Eligible Lender Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

     SECTION 10.2. RESIGNATION OR REMOVAL OF ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Surety Provider, and the Surety Provider may dismiss the Eligible Lender Trustee or any co-paying agent at any time for its failure to act in accordance with the terms of this Agreement; provided, however, that prior to any such dismissal, the Surety Provider shall have given the Eligible Lender Trustee or the co-paying agent, as the case may be, notice identifying such failure, and shall have given the Eligible Lender Trustee or the co-paying agent, as the case may be, two Business Days to cure such failure, if such failure relates to the distribution of funds to Certificateholders, and 30 days to cure all other failures. Upon receiving such notice of resignation or dismissal, the Administrator shall promptly appoint, with the Surety Provider's consent, a successor Eligible Lender Trustee meeting the eligibility requirements of
Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Eligible Lender Trustee and one copy to the successor Eligible Lender Trustee. If no successor Eligible Lender Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or dismissal, the resigning or dismissed Eligible Lender Trustee, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor Eligible Lender Trustee; PROVIDED, HOWEVER, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning or dismissed Eligible Lender Trustee, as the case may be, from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

     If at any time the Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time an Insolvency Event with respect to the Eligible Lender Trustee shall have occurred and be continuing, then the Administrator may remove the Eligible Lender Trustee. If the Administrator shall remove the Eligible Lender Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint, with the prior approval of the Surety Provider, a successor Eligible Lender Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Eligible Lender Trustee so removed and one copy to the successor Eligible Lender Trustee and payment of all fees owed to the outgoing Eligible Lender Trustee.

     Any resignation or removal of the Eligible Lender Trustee and appointment of a successor Eligible Lender Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Eligible Lender Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Eligible Lender Trustee. The Administrator shall provide notice of such resignation or removal of the Eligible Lender Trustee to the Surety Provider and to each of the Rating Agencies.

     SECTION 10.3. SUCCESSOR ELIGIBLE LENDER TRUSTEE. Any successor Eligible Lender Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Eligible Lender Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Eligible Lender Trustee shall become effective and such successor Eligible Lender Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Eligible Lender Trustee. The predecessor Eligible Lender Trustee shall upon payment of its fees and expenses deliver to the successor Eligible Lender Trustee all documents, statements, moneys and properties held by it under this Agreement and shall assign, if permissible, to the successor Eligible Lender Trustee the lender identification number obtained from the Department on behalf of the Trust; and the Administrator and the predecessor Eligible Lender Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Eligible Lender Trustee all such rights, powers, duties and obligations.

     No successor Eligible Lender Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Eligible Lender Trustee shall be eligible pursuant to Section 10.1 and shall have made the representations and warranties set forth in Section 7.3 (with the exception of any references to the Commonwealth of Pennsylvania) to the Depositor, for the benefit of the Certificateholders, and to the Surety Provider.

     Upon acceptance of appointment by a successor Eligible Lender Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Eligible Lender Trustee to all Certificateholders, the Indenture Trustee, the Noteholders, the Surety Provider and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Eligible Lender Trustee, the successor Eligible Lender Trustee shall cause such notice to be mailed at the expense of the Administrator.

     SECTION 10.4. MERGER OR CONSOLIDATION OF ELIGIBLE LENDER TRUSTEE. Any corporation into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, or any corporation succeeding (by merger, asset sale or other transfer) to all or substantially all the corporate trust business of the Eligible Lender Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Eligible Lender Trustee hereunder; PROVIDED that such corporation shall be eligible pursuant to Section 10.1; PROVIDED FURTHER that the Eligible Lender Trustee shall mail notice of such merger, consolidation or transfer of corporate trust business to the Surety Provider and to the Rating Agencies.

     SECTION 10.5. APPOINTMENT OF CO-ELIGIBLE LENDER TRUSTEE OR SEPARATE ELIGIBLE LENDER TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Administrator and the Eligible Lender Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Eligible Lender Trustee and the Surety Provider, meeting the eligibility requirements of clauses (i) through (iii) of Section 10.1, to act as co-trustee, jointly with the Eligible Lender Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Eligible Lender Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Eligible Lender Trustee alone shall have the power to make such appointment; provided however, that no such appointment shall be made without obtaining the Surety Provider's prior written consent. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to clauses (iv), (v) and (vi) of
Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3. The expenses incurred in connection with the retention of any co-trustee shall be deemed an Expense of the Issuer to be borne by TMS Student Holdings, Inc.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights, powers, duties and obligations conferred or imposed upon the Eligible Lender Trustee shall be conferred upon and exercised or performed by the Eligible Lender Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Eligible Lender Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Eligible Lender Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, solely at the direction of the Eligible Lender Trustee;

                    (ii) no trustee under this Agreement shall be personally
               liable by reason of any act or omission of any other trustee under this Agreement; and

                    (iii) the Administrator and the Eligible Lender Trustee
               acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Eligible Lender Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Eligible Lender Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Eligible Lender Trustee. Each such instrument shall be filed with the Eligible Lender Trustee and a copy thereof given to the Administrator.

     Any separate trustee or co-trustee may at any time appoint the Eligible Lender Trustee as its agent or attorney-in- fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustees shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Eligible Lender Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.1. SUPPLEMENTS AND AMENDMENTS. (a) This Agreement, including the Exhibits, Attachments and Annexes hereto, may be amended by the Depositors and the Eligible Lender Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, but with the prior written consent of the Surety Provider, to cure any ambiguity, to change the registered office and/or the situs of the Trust in Pennsylvania set forth in Section 2.2 hereof, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders, the Certificateholders or the Surety Provider; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder, Certificateholder or the Surety Provider.

     (b) This Agreement may also be amended from time to time by the Depositors and the Eligible Lender Trustee, with prior written notice to the Rating Agencies, with the consent of (i) the Noteholders of Notes evidencing not less than 50.1% of the Outstanding Amount of the Notes, (ii) the Certificateholders evidencing not less than 50.1% of the Certificate Balance and (iii) the Surety Provider, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders, (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of all the outstanding Noteholders and Certificateholders or (c) modify Sections 2.7 or
3.11 or the last sentence of Section 3.2 (or any other Sections without an Opinion of Counsel that such amendment will not cause the Trust to be taxed as a corporation).

     Promptly after the execution of any such amendment or consent, the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, each of the Rating Agencies and to the Surety Provider.

     It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Eligible Lender Trustee may prescribe.

     (c) Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (d) Notwithstanding anything to the contrary contained in this Section 11.1, or elsewhere in this Agreement, without the consent of any Certificateholders but with prior notice to the Rating Agencies and the prior written consent of the Surety Provider, the Depositors and the Eligible Lender Trustee (upon written direction from the Depositors), at any time and from time to time, may enter into one or more Trust Supplements to set forth the terms of any Class of Trust Certificates or Originators' Interests that have not theretofore been authorized by a Trust Supplement.

     (e) Any amendment (including a Trust Supplement) of this Agreement required to be filed with the Pennsylvania Department of State by 15 Pa. C.S. ' 9503 shall be so filed and shall become effective upon filing or such later date and time, if any, as may be set forth in the instrument of amendment. In any other case, the amendment shall become effective as set forth in the instrument of amendment.

     SECTION 11.2. NO LEGAL TITLE TO TRUST ESTATE IN CERTIFICATEHOLDERS. The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their beneficial ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     SECTION 11.3. LIMITATIONS ON RIGHTS OF OTHERS. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Eligible Lender Trustee, the Depositors, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Surety Provider, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.4. NOTICES. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Eligible Lender Trustee shall be deemed given only upon actual receipt by the Eligible Lender Trustee), if to the Eligible Lender Trustee, c/o Corporate Trust Office, Dauphin Deposit Bank and Trust Company, 213 Market Street, Harrisburg, Pennsylvania, 17101; if to the Depositors, addressed to Educaid or ClassNotes, Inc., as applicable, 3301 C Street, Suite 100A, Sacramento, California 95816, facsimile # (915) 446-2852, Attention: President; if to the Surety Provider, addressed to AMBAC Indemnity Corporation, One State Street Plaza, New York, New York 10004, facsimile # (212) 509-9190, Attention: Structured Finance Department/Student Loans, or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given (i) by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register, or (ii) by facsimile if the Certificate Register contains a facsimile number for such Certificateholder. Any notice so mailed or sent by facsimile within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 11.5. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.6. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.7. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositors and their successors, the Eligible Lender Trustee and its successors, each Certificateholder and its successors and permitted assigns and to the Surety Provider as a third party beneficiary, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION 11.8. NO PETITION. (a) Neither Depositor will at any time institute against the Trust any bankruptcy proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Originators' Interests, the Notes, this Agreement or any of the other Basic Documents.

     (b) The Eligible Lender Trustee (not in its individual capacity but solely as Eligible Lender Trustee), by entering into this Agreement, and each Certificateholder, by accepting a Trust Certificate or Originators' Interest, as the case may be, hereby covenant and agree that they will not at any time institute against TMS Student Holdings, Inc. or the Trust, or join in any institution against TMS Student Holdings, Inc. or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Trust Certificates or Originators' Interest, as the case may be, the Notes, this Agreement or any of the other Basic Documents.

     SECTION 11.9. NO RECOURSE. Each Certificateholder by accepting a Trust Certificate or Originators' Interest, as the case may be, acknowledges that such Certificateholder's Trust Certificates or Originators' Interest, as the case may be, represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositors, the Seller, the Master Servicer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee or any Affiliate thereof or any officer, director or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth in this Agreement, the Trust Certificates, the Originators' Interests or the other Basic Documents.

     SECTION 11.10. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.11. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The Trust created by this Agreement shall be a business trust subject to the Pennsylvania business trust statute (15 Pa.C.S. ' ' 9501 ET SEQ.). This Agreement and any amendment or supplement thereto shall be filed after its execution with the Pennsylvania Department of State; PROVIDED, HOWEVER, that any failure to make such a filing shall not affect in any way the validity of the Trust created hereby or its status as a business trust under Pennsylvania law or the effectiveness of this Agreement.

     SECTION 11.12. RIGHTS OF SURETY PROVIDER. The Surety Provider is a third-party beneficiary of this Trust Agreement. Any right conferred to the Surety Provider shall be suspended during any period in which the Surety Provider is in default in its payment obligations under the Insurance Agreement. During any period of suspension the Surety Provider's rights hereunder shall vest in the Certificateholders and shall be exercisable by the Holders of a majority of the aggregate principal amount of Certificates then Outstanding. At such time as the Certificates are no longer Outstanding hereunder and the Surety Provider has been reimbursed for all Required Surety Payments to which it is entitled under the Basic Documents and has been paid all Premium Amounts due and owing in respect of the Surety Bonds, the Surety Provider's rights hereunder shall terminate.

     SECTION 11.13. CREATION OF TRUST AND DELIVERY OF TRUST AGREEMENT. This Trust Agreement shall be deemed for all purposes executed and delivered at the Eligible Lender Trustee's trust office in York, York County, Pennsylvania and the Trust shall be created and effective upon delivery of this Trust Agreement executed by the Depositors to the Eligible Lender Trustee and acceptance thereof by the Eligible Lender Trustee at such office, which acceptance shall be evidenced conclusively by the Eligible Lender Trustee's execution hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                           THE YORK BANK AND TRUST COMPANY


                                        By:____________________________
                                           Name:
                                           Title:


                                          TRANS-WORLD INSURANCE COMPANY,
                                               D/B/A EDUCAID, Depositor,


                                      By:______________________________
                                          Name:  Morton Dear
                                          Title: Executive Vice President

                                          CLASSNOTES, INC., Depositor

                                       By:______________________________
                                          Name:  Morton Dear
                                          Title: Executive Vice President

Accepted and agreed
with respect to the
provisions relating to
TMS Student Holdings, Inc.

TMS STUDENT HOLDINGS, INC.

By:___________________________
   Name:  Morton Dear
   Title: President

Accepted and agreed
with respect to the
provisions relating to
Dauphin Deposit Bank and Trust Company

DAUPHIN DEPOSIT BANK AND TRUST COMPANY


By:____________________________
   Name:
   Title:

                                                                     EXHIBIT A
                                                        TO THE TRUST AGREEMENT

                            FORM OF TRUST CERTIFICATE
                       SEE REVERSE FOR CERTAIN DEFINITIONS

     UNLESS THIS TRUST CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1)-(3) UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

     THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS TRUST CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                 THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

         [THIS TRUST CERTIFICATE IS NONTRANSFERABLE.]

         NUMBER
         ---                                    $--------------------------
                                                  CUSIP NO.

                             CLASSNOTES TRUST 1997-I

                     AUCTION RATE ASSET BACKED CERTIFICATES

         EVIDENCING A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST, AS DEFINED BELOW, THE PROPERTY OF WHICH INCLUDES A POOL OF STUDENT LOANS SOLD TO THE TRUST BY TRANS-WORLD INSURANCE COMPANY, D/B/A EDUCAID AND CLASSNOTES, INC.

         (THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITORS (AS DEFINED BELOW), THE MASTER SERVICER (AS DEFINED BELOW), THE ELIGIBLE LENDER TRUSTEE (AS DEFINED BELOW) OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.)

     THIS CERTIFIES THAT ------------------ IS THE REGISTERED OWNER OF ----------------- DOLLARS NON-ASSESSABLE, FULLY-PAID, FRACTIONAL UNDIVIDED INTEREST IN CLASSNOTES TRUST 1997-I (THE "TRUST"), A TRUST FORMED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA BY TRANS-WORLD INSURANCE COMPANY, D/B/A EDUCAID AND CLASSNOTES, INC. (THE "DEPOSITORS"). THE TRUST WAS CREATED PURSUANT TO A TRUST AGREEMENT DATED AS OF MARCH __, 1997 (THE "TRUST AGREEMENT") BETWEEN THE DEPOSITORS AND THE YORK BANK AND TRUST COMPANY, A PENNSYLVANIA BANK AND TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS ELIGIBLE LENDER TRUSTEE ON BEHALF OF THE TRUST (THE "ELIGIBLE LENDER TRUSTEE"), A SUMMARY OF CERTAIN OF THE PERTINENT PROVISIONS OF WHICH IS SET FORTH BELOW. TO THE EXTENT NOT OTHERWISE DEFINED HEREIN, THE CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASSIGNED TO THEM IN APPENDIX A TO THE TRUST AGREEMENT; SUCH APPENDIX A ALSO CONTAINS RULES AS TO USAGE THAT SHALL BE APPLICABLE HEREIN.

     THIS CERTIFICATE IS ONE OF THE DULY AUTHORIZED CERTIFICATES DESIGNATED AS "AUCTION RATE ASSET BACKED CERTIFICATES" (HEREIN CALLED THE "TRUST CERTIFICATES"). ISSUED UNDER THE INDENTURE DATED AS OF MARCH __, 1997, BETWEEN THE TRUST AND BANKERS TRUST COMPANY, AS INDENTURE TRUSTEE, WILL BE ONE OR MORE SERIES OF NOTES, EACH SERIES TO BE ISSUED UNDER A SEPARATE TERMS AGREEMENT (SUCH NOTES REFERRED TO HEREIN AS, COLLECTIVELY, THE "NOTES"). THIS TRUST CERTIFICATE IS ISSUED UNDER AND IS SUBJECT TO THE TERMS, PROVISIONS AND CONDITIONS OF THE TRUST AGREEMENT, TO WHICH TRUST AGREEMENT THE HOLDER OF THIS TRUST CERTIFICATE BY VIRTUE OF THE ACCEPTANCE HEREOF ASSENTS AND BY WHICH SUCH HOLDER IS BOUND. THE PROPERTY OF THE TRUST INCLUDES A POOL OF STUDENT LOANS (THE "FINANCED STUDENT LOANS"), ALL MONEYS PAID THEREUNDER ON OR AFTER _______ __, 1997 (OR, IN THE CASE OF FINANCED STUDENT LOANS THAT CONSTITUTE ADDITIONAL STUDENT LOANS, ON OR AFTER THE RESPECTIVE SUBSEQUENT CUT-OFF DATES), CERTAIN BANK ACCOUNTS AND THE PROCEEDS THEREOF AND CERTAIN OTHER RIGHTS UNDER THE TRUST AGREEMENT AND THE SALE AND SERVICING AGREEMENT AND ALL PROCEEDS OF THE FOREGOING. THE RIGHTS OF THE HOLDERS OF THE TRUST CERTIFICATES TO THE ASSETS OF THE TRUST (OTHER THAN THE CERTIFICATE SURETY BOND) ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE NOTES, AS SET FORTH IN THE SALE AND SERVICING AGREEMENT.

     UNDER THE TRUST AGREEMENT, DISTRIBUTIONS WILL BE MADE ON THE TRUST CERTIFICATES ON EACH CERTIFICATE DISTRIBUTION DATE, COMMENCING ON [APRIL 25, 1997], IN THE MANNER SET FORTH IN THE TRUST AGREEMENT AND THE SALE AND SERVICING AGREEMENT. THE FINAL CERTIFICATE MATURITY DATE IS _____, _____.

     EACH HOLDER OF THIS TRUST CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS TRUST CERTIFICATE FROM AVAILABLE FUNDS AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND SERVICING AGREEMENT AND THE INDENTURE.

     IT IS THE INTENT OF THE DEPOSITORS, THE MASTER SERVICER, THE ADMINISTRATOR AND THE CERTIFICATEHOLDERS THAT, SOLELY FOR FEDERAL INCOME TAX PURPOSES, THE TRUST WILL BE TREATED AS A PARTNERSHIP AND THE CERTIFICATEHOLDERS (INCLUDING TMS STUDENT HOLDINGS, INC. IN ITS CAPACITY AS RECIPIENT OF DISTRIBUTIONS FROM THE RESERVE ACCOUNT) WILL BE TREATED AS PARTNERS IN THAT PARTNERSHIP. TMS STUDENT HOLDINGS, INC. AND THE OTHER CERTIFICATEHOLDERS BY ACCEPTANCE OF A TRUST CERTIFICATE (AND THE CERTIFICATE OWNERS BY ACCEPTANCE OF A BENEFICIAL INTEREST IN A TRUST CERTIFICATE) OR AN ORIGINATORS' INTEREST, AGREE TO TREAT, AND TO TAKE NO ACTION INCONSISTENT WITH THE TREATMENT OF, THE TRUST CERTIFICATES FOR SUCH FEDERAL INCOME TAX PURPOSES AS PARTNERSHIP INTERESTS IN THE TRUST.

     EACH CERTIFICATEHOLDER OR CERTIFICATE OWNER, BY ITS ACCEPTANCE OF A TRUST CERTIFICATE OR, IN THE CASE OF A CERTIFICATE OWNER, A BENEFICIAL INTEREST IN A TRUST CERTIFICATE, COVENANTS AND AGREES THAT SUCH CERTIFICATEHOLDER OR CERTIFICATE OWNER, AS THE CASE MAY BE, WILL NOT AT ANY TIME INSTITUTE AGAINST THE SELLER OR THE TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE SELLER OR THE TRUST, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, RECEIVERSHIP OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE TRUST CERTIFICATES, THE NOTES, THE TRUST AGREEMENT OR ANY OF THE OTHER BASIC DOCUMENTS.

     DISTRIBUTIONS ON THIS TRUST CERTIFICATE WILL BE MADE AS PROVIDED IN THE TRUST AGREEMENT BY THE ELIGIBLE LENDER TRUSTEE BY WIRE TRANSFER OR BY CHECK MAILED TO THE CERTIFICATE HOLDER OF RECORD IN THE CERTIFICATE REGISTER WITHOUT THE PRESENTATION OR SURRENDER OF THIS TRUST CERTIFICATE OR THE MAKING OF ANY NOTATION HEREON, EXCEPT THAT WITH RESPECT TO TRUST CERTIFICATES REGISTERED ON THE RECORD DATE IN THE NAME OF THE NOMINEE OF THE CLEARING AGENCY (INITIALLY, SUCH NOMINEE TO BE CEDE & CO.), PAYMENTS WILL BE MADE BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO THE ACCOUNT DESIGNATED BY SUCH NOMINEE. EXCEPT AS OTHERWISE PROVIDED IN THE TRUST AGREEMENT AND NOTWITHSTANDING THE ABOVE, THE FINAL DISTRIBUTION ON THIS TRUST CERTIFICATE WILL BE MADE AFTER DUE NOTICE BY THE ELIGIBLE LENDER TRUSTEE OF THE PENDENCY OF SUCH DISTRIBUTION AND ONLY UPON PRESENTATION AND SURRENDER OF THIS TRUST CERTIFICATE AT THE OFFICE OR AGENCY MAINTAINED FOR THE PURPOSE OF THE ELIGIBLE LENDER TRUSTEE IN YORK OR HARRISBURG, PENNSYLVANIA.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS TRUST CERTIFICATE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     UNLESS THE CERTIFICATE OF AUTHENTICATION HEREON SHALL HAVE BEEN EXECUTED BY AN AUTHORIZED REPRESENTATIVE OF THE ELIGIBLE LENDER TRUSTEE OR ITS AUTHENTICATING AGENT, BY MANUAL SIGNATURE, THIS TRUST CERTIFICATE SHALL NOT ENTITLE THE HOLDER HEREOF TO ANY BENEFIT UNDER THE TRUST AGREEMENT OR THE SALE AND SERVICING AGREEMENT OR BE VALID FOR ANY PURPOSE.

     IN WITNESS WHEREOF, THE ELIGIBLE LENDER TRUSTEE ON BEHALF OF THE TRUST AND NOT IN ITS INDIVIDUAL CAPACITY HAS CAUSED THIS TRUST CERTIFICATE TO BE DULY EXECUTED AS OF THE DATE SET FORTH BELOW.


                                                     CLASSNOTES TRUST 1997-I

                                                       BY     THE YORK BANK AND
                                                              TRUST COMPANY,
                              NOT IN ITS INDIVIDUAL
                             CAPACITY BUT SOLELY AS
                            ELIGIBLE LENDER TRUSTEE,

                                                              BY


                                                 -----------------------------
                                                 AUTHORIZED SIGNATORY


DATE:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE TRUST CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             THE YORK BANK AND TRUST COMPANY,
                                             NOT IN ITS INDIVIDUAL CAPACITY
                                             BUT  SOLELY AS ELIGIBLE LENDER
                                             TRUSTEE,

                                            BY -----------------------------
                                               AUTHORIZED REPRESENTATIVE



DATE:

                         [REVERSE OF TRUST CERTIFICATE]

     THE TRUST CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITORS, THE MASTER SERVICER, THE ADMINISTRATOR, THE ELIGIBLE LENDER TRUSTEE OR ANY AFFILIATES OF ANY OF THEM, AND NO RECOURSE MAY BE HAD AGAINST SUCH PARTIES OR THEIR ASSETS, EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, IN THE TRUST AGREEMENT OR IN THE OTHER BASIC DOCUMENTS. IN ADDITION, THIS TRUST CERTIFICATE IS NOT GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY AND IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE FINANCED STUDENT LOANS, ALL AS MORE SPECIFICALLY SET FORTH IN THE SALE AND SERVICING AGREEMENT. A COPY OF EACH OF THE SALE AND SERVICING AGREEMENT AND THE TRUST AGREEMENT MAY BE EXAMINED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICE OF THE SELLER, AND AT SUCH OTHER PLACES, IF ANY, DESIGNATED BY THE SELLER, BY ANY CERTIFICATEHOLDER UPON REQUEST.

     THE TRUST AGREEMENT PERMITS, WITH CERTAIN EXCEPTIONS THEREIN PROVIDED, THE AMENDMENT THEREOF AND THE MODIFICATION OF THE RIGHTS AND OBLIGATIONS OF THE SELLER AND THE RIGHTS OF THE CERTIFICATEHOLDERS UNDER THE TRUST AGREEMENT AT ANY TIME BY THE DEPOSITOR AND THE ELIGIBLE LENDER TRUSTEE WITH THE CONSENT OF (I) THE HOLDERS OF THE NOTES EVIDENCING NOT LESS THAN 50.1% OF THE OUTSTANDING PRINCIPAL BALANCE OF THE NOTES (II) THE CERTIFICATES EVIDENCING NOT LESS THAN 50.1% OF THE CERTIFICATE BALANCE AND (III) THE SURETY PROVIDER. ANY SUCH CONSENT BY THE HOLDER OF THIS TRUST CERTIFICATE SHALL BE CONCLUSIVE AND BINDING ON SUCH HOLDER AND ON ALL FUTURE HOLDERS OF THIS TRUST CERTIFICATE AND OF ANY TRUST CERTIFICATE ISSUED UPON THE TRANSFER HEREOF OR IN EXCHANGE HEREFOR OR IN LIEU HEREOF WHETHER OR NOT NOTATION OF SUCH CONSENT IS MADE UPON THIS TRUST CERTIFICATE. THE TRUST AGREEMENT ALSO PERMITS THE AMENDMENT THEREOF, IN CERTAIN LIMITED CIRCUMSTANCES, WITHOUT THE CONSENT OF THE HOLDERS OF ANY OF THE TRUST CERTIFICATES.

     AS PROVIDED IN THE TRUST AGREEMENT AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, THE TRANSFER OF THIS TRUST CERTIFICATE IS REGISTERABLE IN THE CERTIFICATE REGISTER UPON SURRENDER OF THIS CERTIFICATE FOR REGISTRATION OF TRANSFER AT THE OFFICES OR AGENCIES MAINTAINED BY DAUPHIN DEPOSIT BANK AND TRUST COMPANY IN ITS CAPACITY AS CERTIFICATE REGISTRAR, OR BY ANY SUCCESSOR CERTIFICATE REGISTRAR, ACCOMPANIED BY A WRITTEN INSTRUMENT OF TRANSFER IN FORM SATISFACTORY TO THE ELIGIBLE LENDER TRUSTEE AND THE CERTIFICATE REGISTRAR DULY EXECUTED BY THE HOLDER HEREOF OR SUCH HOLDER'S ATTORNEY DULY AUTHORIZED IN WRITING, AND THEREUPON ONE OR MORE NEW TRUST CERTIFICATES OF AUTHORIZED DENOMINATIONS EVIDENCING THE SAME AGGREGATE INTEREST IN THE TRUST WILL BE ISSUED TO THE DESIGNATED TRANSFEREE.

     THE TRUST CERTIFICATES ARE ISSUABLE ONLY AS REGISTERED TRUST CERTIFICATES WITHOUT COUPONS IN DENOMINATIONS OF $1,000,000 AND INTEGRAL MULTIPLES OF $50,000 IN EXCESS THEREOF; PROVIDED, HOWEVER, THAT THE TRUST CERTIFICATES ISSUED TO THE TMS STUDENT HOLDINGS, INC. MAY BE ISSUED IN SUCH DENOMINATIONS AS TO INCLUDE ANY RESIDUAL AMOUNT OF THE CERTIFICATE BALANCE. AS PROVIDED IN THE TRUST AGREEMENT AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, TRUST CERTIFICATES ARE EXCHANGEABLE FOR NEW TRUST CERTIFICATES OF AUTHORIZED DENOMINATIONS EVIDENCING THE SAME AGGREGATE DENOMINATION, AS REQUESTED BY THE HOLDER SURRENDERING THE SAME. NO SERVICE CHARGE WILL BE MADE FOR ANY SUCH REGISTRATION OF TRANSFER OR EXCHANGE, BUT THE ELIGIBLE LENDER TRUSTEE OR THE CERTIFICATE REGISTRAR MAY REQUIRE PAYMENT OF A SUM SUFFICIENT TO COVER ANY TAX OR GOVERNMENTAL CHARGE PAYABLE IN CONNECTION THEREWITH.

     THE ELIGIBLE LENDER TRUSTEE, THE CERTIFICATE REGISTRAR, THE SURETY PROVIDER AND ANY AGENT OF THE ELIGIBLE LENDER TRUSTEE, THE CERTIFICATE REGISTRAR OR THE SURETY PROVIDER MAY TREAT THE PERSON IN WHOSE NAME THIS TRUST CERTIFICATE IS REGISTERED AS THE OWNER HEREOF FOR ALL PURPOSES, AND NONE OF THE ELIGIBLE LENDER TRUSTEE, THE CERTIFICATE REGISTRAR OR THE SURETY PROVIDER OR ANY SUCH AGENT SHALL BE AFFECTED BY ANY NOTICE TO THE CONTRARY.

     THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S ARRANGEMENTS OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. BY ACCEPTING AND HOLDING THIS TRUST CERTIFICATE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT ANY OF THE FOREGOING ENTITIES.

     THIS TRUST CERTIFICATE MAY NOT BE TRANSFERRED TO ANY PERSON WHO IS NOT A U.S. PERSON, AS SUCH TERM IS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE, AS AMENDED.

     EACH PURCHASER OF TRUST CERTIFICATES (EXCEPT FOR TMS STUDENT HOLDINGS, INC.) SHALL BE REQUIRED, PRIOR TO PURCHASING A TRUST CERTIFICATE, TO EXECUTE AND DELIVER TO THE BROKER-DEALER A PURCHASER'S LETTER IN THE FORM ATTACHED TO THE TRUST AGREEMENT AS EXHIBIT C.

     THE OBLIGATIONS AND RESPONSIBILITIES CREATED BY THE TRUST AGREEMENT AND THE TRUST CREATED THEREBY SHALL TERMINATE UPON THE PAYMENT TO CERTIFICATEHOLDERS OF ALL AMOUNTS REQUIRED TO BE PAID TO THEM PURSUANT TO THE TRUST AGREEMENT AND THE SALE AND SERVICING AGREEMENT AND THE DISPOSITION OF ALL PROPERTY HELD AS PART OF THE TRUST. THE DEPOSITORS MAY AT THEIR OPTION PURCHASE THE CORPUS OF THE TRUST AT A PRICE SPECIFIED IN THE SALE AND SERVICING AGREEMENT, AND SUCH PURCHASE OF THE FINANCED STUDENT LOANS AND OTHER PROPERTY OF THE TRUST WILL EFFECT EARLY RETIREMENT OF THE TRUST CERTIFICATES; HOWEVER, SUCH RIGHT OF PURCHASE IS EXERCISABLE ONLY AS OF ANY DISTRIBUTION DATE ON OR AFTER THE DATE ON WHICH THE POOL BALANCE IS LESS THAN OR EQUAL TO 10% OF THE INITIAL POOL BALANCE.

     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

     FOR VALUE RECEIVED THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



----------------------------------------------------------------
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP
CODE, OF ASSIGNEE)



----------------------------------------------------------------
THE WITHIN TRUST CERTIFICATE, AND ALL RIGHTS THEREUNDER, HEREBY
 IRREVOCABLY CONSTITUTING AND APPOINTING


-------------------------------------------------------
ATTORNEY TO TRANSFER SAID TRUST CERTIFICATE ON THE BOOKS OF THE CERTIFICATE REGISTRAR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED:

                              ______________________________*
                              SIGNATURE GUARANTEED:


                             ________________________________*

* NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS IT APPEARS UPON THE FACE OF THE WITHIN TRUST CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATEVER. SUCH SIGNATURE MUST BE GUARANTEED BY AN APPROVED ELIGIBLE GUARANTOR INSTITUTION, AN INSTITUTION WHICH IS A PARTICIPANT IN A SECURITIES TRANSFER ASSOCIATION RECOGNIZED SIGNATURE GUARANTEE PROGRAM.

                                                                     EXHIBIT B


                             CLASSNOTES TRUST 1997-I

                     AUCTION RATE ASSET-BACKED CERTIFICATES


                        NOTICE OF CHANGE IN AUCTION DATE

     NOTICE IS HEREBY GIVEN BY SMITH BARNEY INC., AS MARKET AGENT FOR THE CAPTIONED CERTIFICATES, THAT WITH RESPECT TO THE CAPTIONED CERTIFICATES, THE AUCTION DATE IS HEREBY CHANGED AS FOLLOWS:

     1. WITH RESPECT TO THE CAPTIONED CERTIFICATES, THE DEFINITION OF "AUCTION DATE" SHALL BE DEEMED AMENDED BY SUBSTITUTING "_________________ (NUMBER) BUSINESS DAY" IN THE SECOND LINE THEREOF.

     2. THIS CHANGE SHALL TAKE EFFECT ON ______________ WHICH SHALL BE THE AUCTION DATE FOR THE AUCTION PERIOD COMMENCING ON ______________.

     3. THE AUCTION DATE FOR THE CAPTIONED CERTIFICATES SHALL BE SUBJECT TO FURTHER CHANGE HEREAFTER AS PROVIDED IN THE TRUST AGREEMENT.

     4. TERMS NOT DEFINED IN THIS NOTICE SHALL HAVE THE MEANINGS SET FORTH IN THE TRUST AGREEMENT.

                                            SMITH BARNEY INC., AS MARKET AGENT


DATED:                                      BY:

                                                                     EXHIBIT C

               TO BE SUBMITTED TO YOUR BROKER-DEALER WHO MAY THEN
               DELIVER COPIES ON YOUR BEHALF TO THE AUCTION AGENT


                               PURCHASER'S LETTER
                       RELATING TO CLASSNOTES TRUST 1997-I
                     AUCTION RATE ASSET BACKED CERTIFICATES


CLASSNOTES TRUST 1997-I
THE AUCTION AGENT
A BROKER-DEALER
AN AGENT MEMBER
OTHER PERSONS

DEAR SIRS:

     WE MAY FROM TIME TO TIME OFFER TO PURCHASE, PURCHASE, OFFER TO SELL AND/OR SELL AUCTION RATE ASSET BACKED CERTIFICATES (THE "CERTIFICATES"), ISSUED BY CLASSNOTES TRUST 1997-I, A PENNSYLVANIA BUSINESS TRUST (THE "COMPANY"), AS DESCRIBED IN A PRIVATE PLACEMENT MEMORANDUM RELATING TO THE CERTIFICATES, INCLUDING THE ATTACHMENTS THERETO (THE "OFFERING DOCUMENT"). WE AGREE THAT THIS LETTER SHALL APPLY TO SUCH PURCHASES, SALES, AND OFFERS AND TO ANY CERTIFICATES OWNED BY US. WE UNDERSTAND THAT THE CERTIFICATE INTEREST RATE FOR THE CERTIFICATES WILL GENERALLY BE BASED ON THE RESULTS OF AUCTIONS AS SET FORTH IN THE OFFERING DOCUMENT. WE ACKNOWLEDGE THAT WE HAVE RECEIVED, AND HAVE READ AND UNDERSTOOD, THE OFFERING DOCUMENT.

     CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE OFFERING DOCUMENT.

         WE REPRESENT AND AGREE AS FOLLOWS:

                  (A)  WE AGREE THAT ANY BID OR SELL ORDER PLACED BY US
          SHALL CONSTITUTE AN IRREVOCABLE OFFER BY US TO PURCHASE
         OR SELL THE CERTIFICATES SUBJECT TO SUCH BID OR SELL ORDER, OR SUCH LESSER PRINCIPAL AMOUNT OF CERTIFICATES AS WE SHALL BE REQUIRED TO SELL OR PURCHASE AS A RESULT OF SUCH AUCTION, AT THE APPLICABLE PRICE, ALL AS SET FORTH IN THE OFFERING DOCUMENT, AND THAT IF WE FAIL TO PLACE A BID OR SELL ORDER WITH RESPECT TO CERTIFICATES OWNED BY US WITH A BROKER- DEALER ON ANY AUCTION DATE FOR SUCH CERTIFICATES, OR A BROKER-DEALER TO WHICH WE COMMUNICATE A BID OR SELL ORDER FAILS TO SUBMIT SUCH BID OR SELL ORDER TO THE AUCTION AGENT, WE SHALL BE DEEMED TO HAVE PLACED A HOLD ORDER WITH RESPECT TO SUCH CERTIFICATES AS DESCRIBED IN THE OFFERING DOCUMENT. WE AUTHORIZE ANY BROKER-DEALER THAT SUBMITS A BID OR SELL ORDER AS OUR AGENT IN AUCTIONS TO EXECUTE CONTRACTS FOR THE SALE OF CERTIFICATES COVERED BY SUCH BID OR SELL ORDER. WE RECOGNIZE THAT THE PAYMENT BY SUCH BROKER-DEALER FOR CERTIFICATES PURCHASED ON OUR BEHALF SHALL NOT RELIEVE US OF ANY LIABILITY TO SUCH BROKER-DEALER FOR PAYMENT FOR SUCH CERTIFICATES.

                  (B) WE HEREBY CONFIRM THAT ANY PURCHASE OF CERTIFICATES MADE BY US WILL BE FOR OUR OWN ACCOUNT, OR FOR THE ACCOUNT OF ONE OR MORE PARTIES (EACH OF WHOM ARE INSTITUTIONS) FOR WHOM WE ARE ACTING AS TRUSTEE OR AGENT WITH COMPLETE INVESTMENT DISCRETION AND WITH AUTHORITY TO BIND SUCH PARTIES, AND NOT WITH A VIEW TO ANY PUBLIC RESALE OR DISTRIBUTION THEREOF. WE AND EACH OTHER PARTY FOR WHOM WE ARE ACTING WHICH WILL ACQUIRE CERTIFICATES WILL BE (A) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1)-(3) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (B) KNOWLEDGEABLE, SOPHISTICATED AND EXPERIENCED IN BUSINESS AND FINANCIAL MATTERS AND (C) ABLE AND PREPARED TO BEAR THE ECONOMIC RISK OF INVESTING IN AND HOLDING SUCH CERTIFICATES.

               (C) WE UNDERSTAND AND EXPRESSLY ACKNOWLEDGE THAT THE CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE ACT AND, ACCORDINGLY, THAT THE CERTIFICATES MAY NOT BE REOFFERED, RESOLD OR OTHERWISE PLEDGED, HYPOTHECATED OR TRANSFERRED UNLESS SO REGISTERED OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE AND ONLY PURSUANT TO THE PROCEDURES SET FORTH IN THIS LETTER.

               (D) WE AGREE THAT, DURING THE APPLICABLE PERIOD AS DESCRIBED IN THE OFFERING DOCUMENT, DISPOSITIONS OF CERTIFICATES CAN BE MADE ONLY IN THE DENOMINATIONS SET FORTH IN THE OFFERING DOCUMENT, AND WE WILL SELL, TRANSFER OR OTHERWISE DISPOSE OF ANY CERTIFICATES HELD BY US FROM TIME TO TIME ONLY PURSUANT TO A BID OR SELL ORDER PLACED IN AN AUCTION TO OR THROUGH A BROKER-DEALER OR, WHEN PERMITTED IN THE OFFERING DOCUMENT, TO A PERSON THAT HAS SIGNED AND DELIVERED, OR CAUSED TO BE DELIVERED ON ITS BEHALF, TO THE AUCTION AGENT A LETTER SUBSTANTIALLY IN THE FORM OF THIS LETTER (OR OTHER APPLICABLE PURCHASER'S LETTER) PROVIDED THAT IN THE CASE OF ALL TRANSFERS OTHER THAN PURSUANT TO AUCTIONS WE OR OUR BROKER-DEALER OR OUR AGENT MEMBER SHALL ADVISE THE AUCTION AGENT OF SUCH TRANSFER. WE AGREE TO COMPLY WITH ANY OTHER TRANSFER RESTRICTIONS OR OTHER RELATED PROCEDURES AS DESCRIBED IN THE OFFERING DOCUMENT.

               (E) WE AGREE THAT, DURING THE APPLICABLE PERIOD AS DESCRIBED IN THE OFFERING DOCUMENT, OWNERSHIP OF CERTIFICATES SHALL BE REPRESENTED BY A GLOBAL CERTIFICATE REGISTERED IN THE NAME OF THE APPLICABLE SECURITIES DEPOSITORY OR ITS NOMINEE, THAT WE WILL NOT BE ENTITLED TO RECEIVE ANY CERTIFICATE REPRESENTING THE CERTIFICATES AND THAT OUR OWNERSHIP OF ANY CERTIFICATES WILL BE MAINTAINED IN BOOK-ENTRY FORM BY THE SECURITIES DEPOSITORY FOR THE ACCOUNT OF OUR AGENT MEMBER, WHICH IN TURN WILL MAINTAIN RECORDS OF OUR BENEFICIAL OWNERSHIP. WE AUTHORIZE AND INSTRUCT OUR AGENT MEMBER TO DISCLOSE TO THE AUCTION AGENT SUCH INFORMATION CONCERNING OUR BENEFICIAL OWNERSHIP OF CERTIFICATES AS THE AUCTION AGENT SHALL REQUEST.

               (F) WE ACKNOWLEDGE THAT THE BROKER-DEALERS THAT PARTICIPATE IN AN AUCTION MAY PURCHASE CERTIFICATES AND SUBMIT ORDERS IN AUCTIONS WITH RESPECT TO ANY CERTIFICATES FOR THEIR OWN ACCOUNT AND THAT, BECAUSE ALL ORDERS MUST BE SUBMITTED THROUGH BROKER-DEALERS, SUCH BROKER-DEALERS MAY HAVE KNOWLEDGE OF ORDERS PLACED THROUGH IT IN ANY SUCH AUCTION.

               (G) WE UNDERSTAND AND AGREE THAT IN MAKING DECISIONS AS TO WHETHER TO PURCHASE OR SELL CERTIFICATES, IN AUCTIONS OR OTHERWISE, WE MUST RELY ON OUR OWN EXAMINATION OF THE TERMS OF THE CERTIFICATES, AND THAT NEITHER THE AUCTION AGENT NOR ANY BROKER-DEALER, BY PARTICIPATING IN AUCTIONS, SHALL BE DEEMED TO MAKE ANY RECOMMENDATION REGARDING THE MERITS OF ANY INVESTMENT IN THE CERTIFICATES OR THE SUITABILITY OF AN INVESTMENT IN THE CERTIFICATES BY US, AND THAT NEITHER THE AUCTION AGENT NOR ANY BROKER-DEALER HAS ANY OBLIGATION TO SUPPLY TO US ANY INFORMATION CONCERNING THE CERTIFICATES.

               (H) WE ACKNOWLEDGE THAT PARTIAL DELIVERIES OF CERTIFICATES PURCHASED IN AUCTIONS MAY BE MADE TO US AND SUCH DELIVERIES SHALL CONSTITUTE GOOD DELIVERY AS SET FORTH IN THE OFFERING DOCUMENT.

               (I) WE ACKNOWLEDGE THAT PRIOR TO PURCHASING ANY CERTIFICATES WE SHALL HAVE RECEIVED AN OFFERING DOCUMENT AND ACKNOWLEDGE THAT WE WILL HAVE HAD ACCESS TO SUCH FINANCIAL AND OTHER INFORMATION, AND HAVE BEEN AFFORDED THE OPPORTUNITY TO ASK SUCH QUESTIONS OF REPRESENTATIVES OF THE REPRESENTATIVE AND THE SELLER AND RECEIVE ANSWERS THERETO, AS WE DEEM NECESSARY IN CONNECTION WITH OUR DECISION TO PURCHASE CERTIFICATES.

               (J) WE RECOGNIZE THAT THE REPRESENTATIVE, THE SELLER AND BROKER-DEALERS WILL RELY UPON THE TRUTH AND ACCURACY OF THE FOREGOING INVESTMENT REPRESENTATIONS AND AGREEMENTS, AND WE AGREE THAT EACH OF OUR PURCHASES OF CERTIFICATES NOW OR IN THE FUTURE SHALL BE DEEMED TO CONSTITUTE OUR CONCURRENCE IN ALL OF THE FOREGOING WHICH SHALL BE BINDING ON US AND EACH PARTY FOR WHICH WE ARE ACTING AS SET FORTH IN PARAGRAPH 2 ABOVE.

               (K) THE UNDERSIGNED IS NOT, AND WILL NOT ACQUIRE CERTIFICATES DIRECTLY OR INDIRECTLY ON BEHALF OF, (I) AN EMPLOYEE BENEFIT PLAN, RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH A "PLAN"), OR (II) AN ENTITY (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS AS A RESULT OF A PLAN'S INVESTMENT IN SUCH ENTITY.

               (L) OUR AGENT MEMBER OF THE SECURITIES DEPOSITORY, NOW THE DEPOSITORY TRUST COMPANY, CURRENTLY IS --------------------.

               (M) WE UNDERSTAND THAT A RESTRICTIVE LEGEND WILL BE PLACED ON THE CERTIFICATES AND STOP-TRANSFER INSTRUCTIONS WILL BE ISSUED TO THE TRANSFER AGENT FOR THE CERTIFICATES, ALL AS SET FORTH IN THE OFFERING DOCUMENT.

               (N) OUR PERSONNEL AUTHORIZED TO PLACE ORDERS WITH BROKER-DEALERS FOR THE PURPOSES SET FORTH IN THE OFFERING DOCUMENT IN AUCTIONS CURRENTLY IS/ARE ____________ ______________________, TELEPHONE NUMBER
          (___) ________.

               (O) OUR TAXPAYER IDENTIFICATION NUMBER IS ----------------.

               (P) THIS LETTER IS NOT A COMMITMENT BY US TO PURCHASE ANY CERTIFICATES.

               (Q) THE DESCRIPTIONS OF AUCTION PROCEDURES SET FORTH IN APPENDIX I TO THE OFFERING DOCUMENT ARE INCORPORATED BY REFERENCE HEREIN AND, IN CASE OF ANY CONFLICT BETWEEN THIS LETTER AND ANY SUCH DESCRIPTION, SUCH DESCRIPTION SHALL CONTROL.

               (R) THIS LETTER SUPERSEDES ANY VERSION OF THIS LETTER DELIVERED BY US AND DATED EARLIER THAN THE DATE HEREOF.


DATED:


                                               -------------------------------
                                               (NAME OF PURCHASER)


                                               BY:____________________________
                                                  PRINTED NAME:
                                                  TITLE:
                                                  MAILING ADDRESS OF PURCHASER:

                                                                     APPENDIX A

                                   DEFINITIONS

                                                                    APPENDIX B

                         CERTIFICATE AUCTION PROCEDURES


                  SECTION 1.1. DEFINITIONS

     "ALL HOLD RATE" MEANS NINETY PERCENT (90%) OF ONE- MONTH LIBOR.

     "AUCTION" MEANS THE IMPLEMENTATION OF THE AUCTION PROCEDURES ON AN AUCTION DATE.

     "AUCTION AGENT" MEANS THE INITIAL AUCTION AGENT UNDER THE INITIAL AUCTION AGENT AGREEMENT UNLESS AND UNTIL A SUBSTITUTE AUCTION AGENT AGREEMENT BECOMES EFFECTIVE, AFTER WHICH "AUCTION AGENT" SHALL MEAN THE SUBSTITUTE AUCTION AGENT.

     "AUCTION AGENT AGREEMENT" MEANS THE INITIAL AUCTION AGENT AGREEMENT UNLESS AND UNTIL A SUBSTITUTE AUCTION AGENT AGREEMENT IS ENTERED INTO, AFTER WHICH "AUCTION AGENT AGREEMENT" SHALL MEAN SUCH SUBSTITUTE AUCTION AGENT AGREEMENT.

     "AUCTION AGENT FEE" HAS THE MEANING SET FORTH IN THE AUCTION AGENT
AGREEMENT.

     "AUCTION AGENT FEE RATE" HAS THE MEANING SET FORTH IN THE AUCTION AGENT AGREEMENT.

     "AUCTION DATE" MEANS, INITIALLY, APRIL 1, 1997 WITH RESPECT TO THE CLASS 1 CERTIFICATES (OR SUCH OTHER DATE AS MAY BE SET FORTH IN THE TRUST SUPPLEMENT RELATING TO A CLASS OF CERTIFICATES), AND THEREAFTER, THE BUSINESS DAY IMMEDIATELY PRECEDING THE FIRST DAY OF EACH AUCTION PERIOD FOR EACH CLASS OF CERTIFICATES, OTHER THAN:

                    (I) EACH AUCTION PERIOD COMMENCING AFTER THE OWNERSHIP OF CERTIFICATES IS NO LONGER MAINTAINED IN BOOK-ENTRY FORM BY THE SECURITIES DEPOSITORY;

                    (II) EACH AUCTION PERIOD COMMENCING AFTER AND DURING THE
                         CONTINUANCE OF AN EVENT OF DEFAULT; OR

                    (III) EACH AUCTION PERIOD COMMENCING LESS THAN TWO BUSINESS
                         DAYS AFTER THE CURE OR WAIVER OF AN EVENT OF DEFAULT.

     NOTWITHSTANDING THE FOREGOING, THE AUCTION DATE FOR ONE OR MORE AUCTION PERIODS MAY BE CHANGED PURSUANT TO SECTION 2.2.2 OF THIS APPENDIX I.

     "AUCTION PERIOD" MEANS THE INTEREST PERIOD DURING WHICH TIME THE CERTIFICATE RATE IS DETERMINED PURSUANT TO SECTION 2.2.1 HEREOF, WHICH AUCTION PERIOD (AFTER THE INITIAL PERIOD) INITIALLY SHALL CONSIST GENERALLY OF 28 DAYS (EXCEPT AS OTHERWISE SET FORTH IN A TRUST SUPPLEMENT), AS THE SAME MAY BE ADJUSTED PURSUANT TO SECTION 2.2.2 HEREOF.

     "AUCTION PERIOD ADJUSTMENT" MEANS AN ADJUSTMENT TO THE AUCTION PERIOD AS PROVIDED IN SECTION 2.4 HEREOF OR IN THE RELATED TRUST SUPPLEMENT.

     "AUCTION PROCEDURES" MEANS THE PROCEDURES SET FORTH IN SECTION 2.2.1 HEREOF BY WHICH THE AUCTION RATE IS DETERMINED.

     "AUCTION RATE" MEANS THE RATE OF INTEREST PER ANNUM THAT RESULTS FROM IMPLEMENTATION OF THE AUCTION PROCEDURES AND IS DETERMINED AS DESCRIBED IN
SECTION 2.2.1(C)(II) HEREOF.

     "AUCTION RATE CERTIFICATES" MEANS A CLASS OF CERTIFICATES, BEARING INTEREST BASED UPON AN AUCTION RATE.

     "AUTHORIZED DENOMINATIONS" MEANS $1,000,000 AND INTEGRAL MULTIPLES OF $50,000 IN EXCESS THEREOF.

     "AVAILABLE CERTIFICATES" HAS THE MEANING SET FORTH IN SECTION 2.2.1(C)(I)(A) HEREOF.

     "BID" HAS THE MEANING SET FORTH IN SECTION 2.2.1(A)(I) HEREOF.

     "BID AUCTION RATE" HAS THE MEANING SET FORTH IN SECTION 2.2.1(C)(I) HEREOF.

     "BIDDER" HAS THE MEANING SET FORTH IN SECTION 2.2.1(A)(I) HEREOF.

     "BOND EQUIVALENT YIELD - 91-DAY T-BILL" MEANS, IN RESPECT OF ANY SECURITY WITH A MATURITY OF SIX MONTHS OR LESS THE RATE FOR WHICH IS QUOTED IN THE WALL STREET JOURNAL (EASTERN EDITION) ON A BANK DISCOUNT BASIS, A YIELD (EXPRESSED AS A PERCENTAGE) CALCULATED IN ACCORDANCE WITH THE FOLLOWING FORMULA AND ROUNDED UP TO THE NEAREST ONE ONE-HUNDREDTH OF ONE PERCENT:

BOND EQUIVALENT YIELD =                          Q X N         X 100
                                              ---------------
                                               360 - (91 X Q)

WHERE "Q" REFERS TO THE PER ANNUM RATE FOR THE SECURITY QUOTED ON A BANK DISCOUNT BASIS AND EXPRESSED AS A DECIMAL, AND "N" REFERS TO 365 OR 366 (DAYS), AS THE CASE MAY BE.

     "BOOK-ENTRY FORM" OR "BOOK-ENTRY SYSTEM" MEANS A FORM OR SYSTEM UNDER WHICH
(I) THE BENEFICIAL RIGHT TO PRINCIPAL AND INTEREST MAY BE TRANSFERRED ONLY THROUGH A BOOK ENTRY, (II) PHYSICAL SECURITIES IN REGISTERED FORM ARE ISSUED ONLY TO A SECURITIES DEPOSITORY OR ITS NOMINEE AS REGISTERED OWNER, WITH THE SECURITIES "IMMOBILIZED" TO THE CUSTODY OF THE SECURITIES DEPOSITORY, AND (III) THE BOOK ENTRY IS THE RECORD THAT IDENTIFIES THE OWNERS OF BENEFICIAL INTERESTS IN THAT PRINCIPAL AND INTEREST.

     "BROKER-DEALER" MEANS SMITH BARNEY SHEARSON INC. OR ANY OTHER BROKER OR DEALER (EACH AS DEFINED IN THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED), COMMERCIAL BANK OR OTHER ENTITY PERMITTED BY LAW TO PERFORM THE FUNCTIONS REQUIRED OF A BROKER-DEALER SET FORTH IN THE AUCTION PROCEDURES THAT (A) IS A PARTICIPANT (OR AN AFFILIATE OF A PARTICIPANT), (B) HAS BEEN APPOINTED AS SUCH BY THE TRUST OR THE ADMINISTRATOR ON BEHALF OF THE ELIGIBLE LENDER TRUSTEE PURSUANT TO THE TRUST AGREEMENT AND (C) HAS ENTERED INTO A BROKER-DEALER AGREEMENT THAT IS IN EFFECT ON THE DATE OF REFERENCE.

     "BROKER-DEALER AGREEMENT" MEANS EACH AGREEMENT BETWEEN THE AUCTION AGENT AND A BROKER-DEALER, AND APPROVED BY THE ADMINISTRATOR ON BEHALF OF THE ISSUER, PURSUANT TO WHICH THE BROKER-DEALER AGREES TO PARTICIPATE IN AUCTIONS AS SET FORTH IN THE AUCTION PROCEDURES, AS FROM TIME TO TIME AMENDED OR SUPPLEMENTED. EACH BROKER-DEALER AGREEMENT SHALL BE IN SUBSTANTIALLY THE FORM OF THE BROKER-DEALER AGREEMENT DATED AS OF MARCH 21, 1997 BETWEEN BANKERS TRUST COMPANY, AS AUCTION AGENT, AND SMITH BARNEY INC., AS BROKER-DEALER.

     "BROKER-DEALER FEE" HAS THE MEANING SET FORTH IN THE AUCTION AGENT
AGREEMENT.

     "BROKER-DEALER FEE RATE" HAS THE MEANING SET FORTH IN THE AUCTION AGENT AGREEMENT.

     "BUSINESS DAY" MEANS ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING AND ANY DAY OTHER THAN A SATURDAY, A SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS OR TRUST COMPANIES IN NEW YORK, CALIFORNIA, NEW JERSEY OR PENNSYLVANIA ARE AUTHORIZED OR OBLIGATED BY LAW, REGULATION OR EXECUTIVE ORDER TO REMAIN CLOSED.

     "CERTIFICATE DISTRIBUTION DATE" MEANS, WITH RESPECT TO ANY CLASS OF AUCTION RATE CERTIFICATES, THE BUSINESS DAY IMMEDIATELY FOLLOWING THE EXPIRATION OF EACH RELATED AUCTION PERIOD AND, WITH RESPECT TO ANY OTHER CLASS OF CERTIFICATES, THE DATE SET FORTH IN THE RELATED TRUST SUPPLEMENT.

     "CERTIFICATE INITIAL PERIOD" MEANS, FOR EACH CLASS OF CERTIFICATES, THE PERIOD COMMENCING ON THE CLOSING DATE AND CONTINUING THROUGH THE DAY IMMEDIATELY PRECEDING THE CERTIFICATE INITIAL RATE ADJUSTMENT DATE FOR SUCH CLASS.

     "CERTIFICATE INITIAL RATE" MEANS (I) WITH RESPECT TO THE CLASS 1 CERTIFICATES, THE DATE SET FORTH AS SUCH IN THE PRIVATE PLACEMENT MEMORANDUM DATED MARCH 20, 1997 RELATING TO THE OFFER AND SALE OF THE CERTIFICATES AND (II) WITH RESPECT TO EACH OTHER CLASS OF CERTIFICATES, THE RATE SET FORTH IN THE RELATED TRUST SUPPLEMENT.

     "CERTIFICATE INITIAL RATE ADJUSTMENT DATE" MEANS APRIL 2, 1997 WITH RESPECT TO THE CLASS 1 CERTIFICATES AND, WITH RESPECT TO ANY OTHER CLASS OF CERTIFICATES, THE RATE SET FORTH IN THE RELATED TRUST SUPPLEMENT.

     "CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER" MEANS, WITH RESPECT TO EACH CLASS OF AUCTION RATE CERTIFICATES, THE EXCESS, IF ANY, OF (A) THE AMOUNT OF INTEREST ON SUCH CERTIFICATE THAT WOULD HAVE ACCRUED WITH RESPECT TO THE INTEREST PERIOD HAD INTEREST BEEN CALCULATED BASED ON THE AUCTION RATE OVER
(B) THE AMOUNT OF INTEREST ON SUCH CERTIFICATE ACTUALLY ACCRUED WITH RESPECT TO SUCH INTEREST PERIOD BASED ON THE NET LOAN RATE, TOGETHER WITH THE UNPAID PORTION OF ANY SUCH EXCESS FROM PRIOR INTEREST PERIODS, TOGETHER WITH INTEREST THEREON CALCULATED IN ACCORDANCE WITH SECTION 2.2(B) HEREOF; PROVIDED THAT ANY REFERENCE TO "PRINCIPAL" OR "INTEREST" IN THIS TRUST AGREEMENT AND IN THE CERTIFICATES SHALL NOT INCLUDE WITHIN THE MEANINGS OF SUCH WORDS ANY CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER OR ANY INTEREST ACCRUED ON ANY CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER.

     "CERTIFICATE RATE" MEANS, WITH RESPECT TO EACH CLASS OF AUCTION RATE CERTIFICATES, EACH VARIABLE RATE OF INTEREST PER ANNUM BORNE BY A CERTIFICATE FOR EACH AUCTION PERIOD AND DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 2.1 AND 2.2 HEREOF; PROVIDED, HOWEVER, THAT IN THE EVENT OF AN EVENT OF DEFAULT, THE CERTIFICATE RATE SHALL EQUAL THE NON-PAYMENT RATE; PROVIDED, FURTHER, HOWEVER THAT SUCH CERTIFICATE RATE SHALL IN NO EVENT EXCEED THE CERTIFICATE RATE LIMITATION.

     "CERTIFICATE RATE LIMITATION" MEANS, FOR EACH CLASS OF CERTIFICATES, A RATE EQUAL TO 16.0% PER ANNUM, EXCEPT AS OTHERWISE SET FORTH IN A TRUST SUPPLEMENT.

     "CERTIFICATE RATE ADJUSTMENT DATE" MEANS, WITH RESPECT TO EACH CLASS OF AUCTION RATE CERTIFICATES, THE DATE ON WHICH AN INTEREST RATE IS EFFECTIVE, AND MEANS THE DATE OF COMMENCEMENT OF EACH AUCTION PERIOD.

     "CERTIFICATE RATE DETERMINATION DATE" MEANS, WITH RESPECT TO EACH CLASS OF AUCTION RATE CERTIFICATES, THE AUCTION DATE, OR IF NO AUCTION DATE IS APPLICABLE, THE BUSINESS DAY IMMEDIATELY PRECEDING THE DATE OF COMMENCEMENT OF AN AUCTION PERIOD.

     "CLOSING DATE" MEANS (I) WITH RESPECT TO THE CLASS 1 CERTIFICATES, MARCH 21, 1997, THE DATE OF INITIAL ISSUANCE AND DELIVERY OF SUCH CERTIFICATES AND
(II) WITH RESPECT TO ANY OTHER CLASS OF CERTIFICATES, THE RATE SET FORTH IN THE RELATED TRUST SUPPLEMENT.

     "EFFECTIVE INTEREST RATE" MEANS, FOR ANY FINANCED STUDENT LOAN AND ANY COLLECTION PERIOD, THE PER ANNUM RATE AT WHICH SUCH FINANCED STUDENT LOAN ACCRUES INTEREST DURING SUCH COLLECTION PERIOD AND, IN THE CASE OF A FEDERAL LOAN, AFTER GIVING EFFECT TO ALL APPLICABLE INTEREST SUBSIDY PAYMENTS AND SPECIAL ALLOWANCE PAYMENTS DUE WITH RESPECT TO SUCH FEDERAL LOAN.

     "EVENT OF DEFAULT" MEANS WITH RESPECT TO THE CERTIFICATES, (I) A DEFAULT IN THE DUE AND PUNCTUAL PAYMENT OF ANY INSTALLMENT OF INTEREST OR PRINCIPAL ON THE CERTIFICATES, OR (II) A DEFAULT IN THE DUE AND PUNCTUAL PAYMENT OF ANY INTEREST ON AND PRINCIPAL OF THE CERTIFICATES AT THEIR FINAL MATURITY DATE.

     "EXISTING CERTIFICATEHOLDER" MEANS (I) WITH RESPECT TO AND FOR THE PURPOSE OF DEALING WITH THE AUCTION AGENT IN CONNECTION WITH AN AUCTION, A PERSON WHO IS A BROKER-DEALER LISTED IN THE EXISTING CERTIFICATEHOLDER REGISTRY AT THE CLOSE OF BUSINESS ON THE BUSINESS DAY IMMEDIATELY PRECEDING SUCH AUCTION AND (II) WITH RESPECT TO AND FOR THE PURPOSE OF DEALING WITH THE BROKER-DEALER IN CONNECTION WITH AN AUCTION, A PERSON WHO IS A BENEFICIAL OWNER OF ANY CERTIFICATE.

     "EXISTING CERTIFICATEHOLDER REGISTRY" MEANS THE REGISTRY OF PERSONS WHO ARE OWNERS OF THE CERTIFICATES, MAINTAINED BY THE AUCTION AGENT AS PROVIDED IN THE AUCTION AGENT AGREEMENT.

     "FEDERAL FUNDS RATE" MEANS, FOR ANY DATE OF DETERMINATION, THE FEDERAL FUNDS EFFECTIVE RATE AS PUBLISHED ON PAGE 118 OF THE DOW JONES TELERATE SERVICE (OR SUCH OTHER PAGE AS MAY REPLACE THAT PAGE ON THAT SERVICE FOR THE PURPOSE OF DISPLAYING COMPARABLE RATES OR PRICES).

     "FINAL MATURITY DATE" MEANS APRIL 1, 2025 WITH RESPECT TO THE CLASS 1 CERTIFICATES AND, WITH RESPECT TO ANY OTHER CLASS OF CERTIFICATES, THE DATE SET FORTH IN THE RELATED TRUST SUPPLEMENT.

     "HOLD ORDER" HAS THE MEANING SET FORTH IN SECTION 2.2.1(A)(I) HEREOF.

     "INITIAL AUCTION AGENT" MEANS BANKERS TRUST COMPANY, A NEW YORK BANKING CORPORATION, ITS SUCCESSORS AND ASSIGNS.

     "INITIAL AUCTION AGENT AGREEMENT" MEANS THE AUCTION AGENT AGREEMENT DATED AS OF MARCH 21, 1997, BY AND AMONG THE ISSUER, THE INDENTURE TRUSTEE AND THE INITIAL AUCTION AGENT, INCLUDING ANY AMENDMENT THEREOF OR SUPPLEMENT THERETO.

     "INTEREST PERIOD" MEANS, FOR EACH CLASS OF AUCTION RATE CERTIFICATES, THE RELATED CERTIFICATE INITIAL PERIOD AND EACH PERIOD COMMENCING ON A CERTIFICATE RATE ADJUSTMENT DATE FOR SUCH CERTIFICATES AND ENDING ON THE DAY BEFORE (I) THE NEXT CERTIFICATE RATE ADJUSTMENT DATE FOR SUCH CERTIFICATES OR (II) THE FINAL MATURITY DATE FOR SUCH CERTIFICATES.

     "INTEREST RATE" MEANS, WITH RESPECT TO A CLASS OF AUCTION RATE CERTIFICATES, THE RATE OF INTEREST PER ANNUM BORNE BY SUCH CERTIFICATE AS OF THE TIME REFERRED TO, INCLUDING, WITHOUT LIMITATION, THE RELATED CERTIFICATE INITIAL RATE AND THE CERTIFICATE RATE.

     "LIBOR DETERMINATION DATE" MEANS FOR EACH INTEREST PERIOD OTHER THAN THE INITIAL INTEREST PERIOD, THE BUSINESS DAY PRIOR TO THE COMMENCEMENT OF EACH SUCH INTEREST PERIOD.

     "LONDON BANKING DAY" MEANS ANY BUSINESS DAY ON WHICH DEALINGS IN DEPOSITS IN UNITED STATES DOLLARS ARE TRANSACTED IN THE LONDON INTERBANK MARKET.

     "MARKET AGENT" MEANS SMITH BARNEY INC., NEW YORK, NEW YORK, IN SUCH CAPACITY UNDER THE BROKER-DEALER AGREEMENT, OR ANY SUCCESSOR TO IT IN SUCH CAPACITY HEREUNDER.

     "MAXIMUM AUCTION RATE" MEANS, WITH RESPECT TO THE AUCTION RATE CERTIFICATES, (I) FOR AUCTION PERIODS OF 34 DAYS OR LESS, EITHER (A) THE GREATER OF X ONE-MONTH LIBOR PLUS 0.60% AND (Y) THE FED FUNDS RATE PLUS 0.60% (IF BOTH RATINGS ASSIGNED BY THE RATING AGENCIES TO THE CERTIFICATES ARE "AA3" OR "AA-" OR BETTER) OR (B) ONE-MONTH LIBOR PLUS 1.50% (IF ANY ONE OF THE RATINGS ASSIGNED BY THE RATING AGENCIES TO THE CERTIFICATES, IS LESS THAN "AA3" OR "AA-") OR (II) FOR AUCTION PERIODS OF GREATER THAN OR EQUAL TO 35 DAYS, EITHER (A) THE GREATER OF ONE-MONTH LIBOR OR THREE-MONTH LIBOR, PLUS IN EITHER CASE, 0.60% (IF BOTH OF THE RATINGS ASSIGNED BY THE RATING AGENCIES TO THE CERTIFICATES ARE "AA3" OR "AA-" OR BETTER) OR (B) THE GREATER OF ONE-MONTH LIBOR OR THREE-MONTH LIBOR, PLUS IN EITHER CASE, 1.50% (IF ANY ONE OF THE RATINGS ASSIGNED BY THE RATING AGENCIES TO THE CERTIFICATES IS LESS THAN "AA3" OR "AA-"). FOR PURPOSES OF THE AUCTION AGENT AND THE AUCTION PROCEDURES, THE RATINGS REFERRED TO IN THIS DEFINITION SHALL BE THE LAST RATINGS OF WHICH THE AUCTION AGENT HAS BEEN GIVEN NOTICE PURSUANT TO THE AUCTION AGENT AGREEMENT.

     "NET LOAN RATE" MEANS, FOR ANY INTEREST PERIOD, THE WEIGHTED AVERAGE EFFECTIVE INTEREST RATE FOR THE COLLECTION PERIOD IMMEDIATELY PRECEDING SUCH INTEREST PERIOD LESS 1.6% PER ANNUM, OR SUCH OTHER AMOUNT AS MAY BE SET FORTH IN A TRUST SUPPLEMENT.

     "NINETY-ONE DAY UNITED STATES TREASURY BILL RATE" MEANS THAT RATE OF INTEREST PER ANNUM EQUAL TO THE BOND EQUIVALENT YIELD - 91-DAY T-BILL ON THE 91-DAY UNITED STATES TREASURY BILLS SOLD AT THE LAST AUCTION THEREOF THAT IMMEDIATELY PRECEDES THE CERTIFICATE RATE ADJUSTMENT DATE.

     "NON-PAYMENT RATE" MEANS ONE-MONTH LIBOR PLUS 1.50%.

     "NOTICE OF FEE RATE CHANGE" MEANS A NOTICE OF A CHANGE IN THE AUCTION AGENT FEE RATE OR THE BROKER-DEALER FEE RATE SUBSTANTIALLY IN THE FORM OF EXHIBIT E TO THE AUCTION AGENT AGREEMENT.

     "ONE-MONTH LIBOR" MEANS THE LONDON INTERBANK OFFERED RATE FOR DEPOSITS IN U.S. DOLLARS HAVING A MATURITY OF ONE MONTH COMMENCING ON THE RELATED LIBOR DETERMINATION DATE (THE "INDEX MATURITY") WHICH APPEARS ON TELERATE PAGE 3750 AS OF 11:00 A.M., LONDON TIME, ON SUCH LIBOR DETERMINATION DATE. IF SUCH RATE DOES NOT APPEAR ON TELERATE PAGE 3750, THE RATE FOR THAT DAY WILL BE DETERMINED ON THE BASIS OF THE RATES AT WHICH DEPOSITS IN U.S. DOLLARS, HAVING THE INDEX MATURITY AND IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S. $1,000,000, ARE OFFERED AT APPROXIMATELY 11:00 A.M., LONDON TIME, ON SUCH LIBOR DETERMINATION DATE TO PRIME BANKS IN THE LONDON INTERBANK MARKET BY THE REFERENCE BANKS. THE AUCTION AGENT WILL REQUEST THE PRINCIPAL LONDON OFFICE OF EACH OF SUCH REFERENCE BANKS TO PROVIDE A QUOTATION OF ITS RATE. IF AT LEAST TWO SUCH QUOTATIONS ARE PROVIDED, THE RATE FOR THAT DAY WILL BE THE ARITHMETIC MEAN OF THE QUOTATIONS. IF FEWER THAN TWO QUOTATIONS ARE PROVIDED, THE RATE FOR THAT DAY WILL BE THE ARITHMETIC MEAN OF THE RATES QUOTED BY MAJOR BANKS IN NEW YORK CITY, SELECTED BY THE AUCTION AGENT, AT APPROXIMATELY 11:00 A.M., NEW YORK CITY TIME, ON SUCH LIBOR DETERMINATION DATE FOR LOANS IN U.S. DOLLARS TO LEADING EUROPEAN BANKS HAVING THE INDEX MATURITY AND IN A PRINCIPAL AMOUNT EQUAL TO AN AMOUNT OF NOT LESS THAN U.S. $1,000,000; PROVIDED THAT IF THE BANKS SELECTED AS AFORESAID ARE NOT QUOTING AS MENTIONED IN THIS SENTENCE, ONE-MONTH LIBOR IN EFFECT FOR THE APPLICABLE LIBOR RESET PERIOD WILL BE ONE-MONTH LIBOR IN EFFECT FOR THE PREVIOUS LIBOR RESET PERIOD.

     "ORDER" HAS THE MEANING SET FORTH IN SECTION 2.2.1(A)(I) HEREOF.

     "RECORD DATE" MEANS, WITH RESPECT TO THE CERTIFICATES, THE CLOSE OF BUSINESS ON THE SECOND BUSINESS DAY IMMEDIATELY PRECEDING THE RELATED CERTIFICATE DISTRIBUTION DATE.

     "REMARKETING AGENT" MEANS A REMARKETING AGENT DESIGNATED UNDER A REMARKETING AGREEMENT.

     "REMARKETING AGREEMENT" MEANS ANY REMARKETING AGREEMENT HEREAFTER ENTERED INTO BY THE ISSUER AND A REMARKETING AGENT WITH RESPECT TO THE CERTIFICATES, AS ORIGINALLY EXECUTED AND AS FROM TIME TO TIME AMENDED OR SUPPLEMENTED IN ACCORDANCE WITH THE TERMS THEREOF.

     "REUTERS SCREEN LIBOR PAGE" MEANS THE DISPLAY DESIGNATED AS PAGE "LIBOR" ON THE REUTERS MONITOR MONEY RATES SERVICE (OR SUCH OTHER PAGE AS MAY REPLACE THE LIBOR PAGE FOR THE PURPOSES OF DISPLAYING LONDON INTERBANK OFFERED RATES OF MAJOR BANKS).

     "SELL ORDER" HAS THE MEANING SET FORTH IN SECTION 2.2.1(A)(I) HEREOF.

     "SUBMISSION DEADLINE" MEANS 12:30 P.M., EASTERN TIME, ON ANY AUCTION DATE OR SUCH OTHER TIME ON ANY AUCTION DATE BY WHICH BROKER-DEALERS ARE REQUIRED TO SUBMIT ORDERS TO THE AUCTION AGENT AS SPECIFIED BY THE AUCTION AGENT FROM TIME TO TIME.

     "SUBMITTED BID" HAS THE MEANING SET FORTH IN SECTION 2.2.1(C)(I) HEREOF.

     "SUBMITTED HOLD ORDER" HAS THE MEANING SET FORTH IN SECTION 2.2.1(C)(I) HEREOF.

     "SUBMITTED ORDER" HAS THE MEANING SET FORTH IN SECTION 2.2.1(C)(I) HEREOF.

     "SUBMITTED SELL ORDER" HAS THE MEANING SET FORTH IN SECTION 2.2.1(C)(I) HEREOF.

     "SUBSTITUTE AUCTION AGENT" MEANS THE PERSON WITH WHOM THE INDENTURE TRUSTEE ENTERS INTO A SUBSTITUTE AUCTION AGENT AGREEMENT.

     "SUBSTITUTE AUCTION AGENT AGREEMENT" MEANS AN AUCTION AGENT AGREEMENT CONTAINING TERMS SUBSTANTIALLY SIMILAR TO THE TERMS OF THE INITIAL AUCTION AGENT AGREEMENT, WHEREBY A QUALIFIED PERSON AGREES WITH THE INDENTURE TRUSTEE AND THE ISSUER TO PERFORM THE DUTIES OF THE AUCTION AGENT UNDER THIS TRUST AGREEMENT.

     "SUFFICIENT BIDS" HAS THE MEANING SET FORTH IN SECTION 2.2.1(C)(I) HEREOF.

     "TELERATE PAGE 3750" MEANS THE DISPLAY PAGE SO DESIGNATED ON THE DOW JONES TELERATE SERVICE (OR SUCH OTHER PAGE AS MAY REPLACE THAT PAGE ON THAT SERVICE FOR THE PURPOSE OF DISPLAYING COMPARABLE RATES OR PRICES).

     "THREE-MONTH LIBOR" MEANS THE LONDON INTERBANK OFFERED RATE FOR DEPOSITS IN U.S. DOLLARS HAVING A MATURITY OF THREE MONTHS COMMENCING ON THE RELATED LIBOR DETERMINATION DATE (THE "THREE-MONTH INDEX MATURITY") WHICH APPEARS ON TELERATE PAGE 3750 AS OF 11:00 A.M., LONDON TIME, ON SUCH LIBOR DETERMINATION DATE. IF SUCH RATE DOES NOT APPEAR ON TELERATE PAGE 3750, THE RATE FOR THAT DAY WILL BE DETERMINED ON THE BASIS OF THE RATES AT WHICH DEPOSITS IN U.S. DOLLARS, HAVING THE THREE MONTH INDEX MATURITY AND IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S. $1,000,000, ARE OFFERED AT APPROXIMATELY 11:00 A.M., LONDON TIME, ON SUCH LIBOR DETERMINATION DATE TO PRIME BANKS IN THE LONDON INTERBANK MARKET BY THE REFERENCE BANKS. THE AUCTION AGENT WILL REQUEST THE PRINCIPAL LONDON OFFICE OF EACH OF SUCH REFERENCE BANKS TO PROVIDE A QUOTATION OF ITS RATE. IF AT LEAST TWO SUCH QUOTATIONS ARE PROVIDED, THE RATE FOR THAT DAY WILL BE THE ARITHMETIC MEAN OF THE QUOTATIONS. IF FEWER THAN TWO QUOTATIONS ARE PROVIDED, THE RATE FOR THAT DAY WILL BE THE ARITHMETIC MEAN OF THE RATES QUOTED BY MAJOR BANKS IN NEW YORK CITY, SELECTED BY THE AUCTION AGENT, AT APPROXIMATELY 11:00 A.M., NEW YORK CITY TIME, ON SUCH LIBOR DETERMINATION DATE FOR LOANS IN U.S. DOLLARS TO LEADING EUROPEAN BANKS HAVING THE THREE MONTH INDEX MATURITY AND IN A PRINCIPAL AMOUNT EQUAL TO AN AMOUNT OF NOT LESS THAN U.S. $1,000,000; PROVIDED THAT IF THE BANKS SELECTED AS AFORESAID ARE NOT QUOTING AS MENTIONED IN THIS SENTENCE, THREE-MONTH LIBOR IN EFFECT FOR THE APPLICABLE INTEREST PERIOD WILL BE THREE-MONTH LIBOR IN EFFECT FOR THE PREVIOUS INTEREST PERIOD.

     "TRUST AGREEMENT" MEANS THIS TRUST AGREEMENT, AS FROM TIME TO TIME AMENDED OR SUPPLEMENTED.

     "TRUST SUPPLEMENT" MEANS EACH SUPPLEMENT TO THE TRUST AGREEMENT PURSUANT TO WHICH A CLASS OF CERTIFICATES IS AUTHORIZED.

     SECTION 2.1. CERTIFICATES. THE INITIAL RATE ADJUSTMENT DATE FOR EACH CLASS OF CERTIFICATES SHALL BE THE RELATED CERTIFICATE INITIAL RATE ADJUSTMENT DATE.

     DURING THE RELATED CERTIFICATE INITIAL PERIOD, EACH CLASS OF AUCTION RATE CERTIFICATES SHALL BEAR INTEREST AT THE CERTIFICATE INITIAL RATE. THEREAFTER, EXCEPT WITH RESPECT TO AN AUCTION PERIOD ADJUSTMENT, THE CERTIFICATES SHALL BEAR INTEREST AT A CERTIFICATE RATE BASED ON A 28-DAY AUCTION PERIOD (OR SUCH OTHER NUMBER OF DAYS AS MAY BE SET FORTH IN A TRUST SUPPLEMENT), AS DETERMINED PURSUANT TO THIS SECTION 2.1 AND SECTION 2.2 HEREOF.

     FOR THE CERTIFICATE INITIAL PERIOD AND EACH AUCTION PERIOD THEREAFTER, INTEREST AT THE CERTIFICATE RATE SHALL ACCRUE DAILY AND SHALL BE COMPUTED FOR THE ACTUAL NUMBER OF DAYS ELAPSED ON THE BASIS OF A YEAR CONSISTING OF 360 DAYS.

     THE CERTIFICATE RATE TO BE BORNE BY THE CERTIFICATES AFTER SUCH CERTIFICATE INITIAL PERIOD FOR EACH AUCTION PERIOD UNTIL AN AUCTION PERIOD ADJUSTMENT, IF ANY, SHALL BE DETERMINED AS HEREIN DESCRIBED. EXCEPT AS OTHERWISE SET FORTH IN A TRUST SUPPLEMENT, EACH SUCH AUCTION PERIOD SHALL COMMENCE ON AND INCLUDE THE FIRST BUSINESS DAY FOLLOWING THE EXPIRATION OF THE IMMEDIATELY PRECEDING AUCTION PERIOD AND TERMINATE ON AND INCLUDE THE DAY IMMEDIATELY PRECEDING THE FOURTH BUSINESS DAY OF THE FOURTH FOLLOWING WEEK, SUBJECT TO ADJUSTMENT AS DESCRIBED BELOW IN THE EVENT THAT THERE ARE FEWER THAN FOUR BUSINESS DAYS DURING ANY SUCH WEEK; PROVIDED, HOWEVER, THAT IN THE CASE OF THE AUCTION PERIOD THAT IMMEDIATELY FOLLOWS THE CERTIFICATE INITIAL PERIOD FOR THE CERTIFICATES, SUCH AUCTION PERIOD SHALL COMMENCE ON THE CERTIFICATE INITIAL RATE ADJUSTMENT DATE. THE CERTIFICATE RATE FOR EACH AUCTION PERIOD SHALL BE THE LESSER OF THE (I) NET LOAN RATE IN EFFECT FOR SUCH AUCTION PERIOD AND (II) THE AUCTION RATE IN EFFECT FOR SUCH AUCTION PERIOD AS DETERMINED IN ACCORDANCE WITH SECTION 2.2.1 HEREOF; PROVIDED THAT IF, ON ANY CERTIFICATE RATE DETERMINATION DATE, AN AUCTION IS NOT HELD FOR ANY REASON, THEN THE CERTIFICATE RATE ON THE CERTIFICATES FOR THE NEXT SUCCEEDING AUCTION PERIOD SHALL BE THE NET LOAN RATE.

                  NOTWITHSTANDING THE FOREGOING:

     A) IF THE OWNERSHIP OF A CLASS OF AUCTION RATE CERTIFICATES IS NO LONGER MAINTAINED IN BOOK-ENTRY FORM, THE CERTIFICATE RATE FOR ANY CERTIFICATE INTEREST PERIOD COMMENCING AFTER THE DELIVERY OF CERTIFICATES REPRESENTING SUCH CERTIFICATES SHALL EQUAL THE LESSER OF (I) THE MAXIMUM AUCTION RATE AND (II) THE NET LOAN RATE ON THE BUSINESS DAY IMMEDIATELY PRECEDING THE FIRST DAY OF SUCH SUBSEQUENT CERTIFICATE INTEREST PERIOD; OR

     B) IF AN EVENT OF DEFAULT SHALL HAVE OCCURRED, THE CERTIFICATE RATE ON THE AUCTION RATE CERTIFICATES FOR THE INTEREST PERIOD COMMENCING ON OR IMMEDIATELY AFTER SUCH EVENT OF DEFAULT, AND FOR THE CERTIFICATE INTEREST PERIOD THEREAFTER, TO AND INCLUDING THE INTEREST PERIOD, IF ANY, DURING WHICH, OR COMMENCING LESS THAN TWO BUSINESS DAYS AFTER, SUCH EVENT OF DEFAULT IS CURED IN ACCORDANCE WITH THIS TRUST AGREEMENT, SHALL EQUAL THE NON-PAYMENT RATE ON THE FIRST DAY OF EACH SUCH INTEREST PERIOD.

     IN ACCORDANCE WITH SECTION 2.2.1(C)(II) HEREOF, THE AUCTION AGENT SHALL PROMPTLY GIVE WRITTEN NOTICE TO THE ADMINISTRATOR, THE ELIGIBLE LENDER TRUSTEE AND THE SURETY PROVIDER OF THE CERTIFICATE RATE (UNLESS THE CERTIFICATE RATE IS THE NON-PAYMENT RATE) AND EITHER THE AUCTION RATE OR THE NET LOAN RATE, AS THE CASE MAY BE, WHEN SUCH RATE IS NOT THE CERTIFICATE RATE. THE ELIGIBLE LENDER TRUSTEE SHALL NOTIFY THE CERTIFICATEHOLDERS OF THE CERTIFICATE RATE APPLICABLE TO THE CERTIFICATES FOR EACH AUCTION PERIOD ON THE SECOND BUSINESS DAY OF SUCH AUCTION PERIOD.

     IN THE EVENT THAT THERE ARE FEWER THAN FOUR BUSINESS DAYS IN ANY WEEK DURING WHICH THE AUCTION PERIOD FOR CERTIFICATES WOULD OTHERWISE BE SCHEDULED TO EXPIRE, THE EXPIRATION DATE AND CERTIFICATE DISTRIBUTION DATE FOR SUCH AUCTION PERIOD THEN IN EFFECT, IF APPLICABLE, AND THE CERTIFICATE RATE DETERMINATION DATE AND COMMENCEMENT DATE FOR THE IMMEDIATELY FOLLOWING INTEREST PERIOD FOR THE CERTIFICATES MAY BE ADJUSTED TO FALL ON SUCH DATES AS THE MARKET AGENT, WITH THE CONSENT OF THE AUCTION AGENT, MAY DETERMINE TO BE APPROPRIATE UNDER SUCH CIRCUMSTANCES. THE MARKET AGENT SHALL PROMPTLY NOTIFY THE ELIGIBLE LENDER TRUSTEE AND THE ADMINISTRATOR AND THE SURETY PROVIDER IN WRITING OF ANY SUCH DETERMINATION. THE ELIGIBLE LENDER TRUSTEE, UPON RECEIPT OF SUCH NOTICE, SHALL IMMEDIATELY GIVE WRITTEN NOTIFICATION OF SUCH DETERMINATION TO THE CERTIFICATEHOLDERS.

     NOTWITHSTANDING ANY OTHER PROVISION OF THE CERTIFICATES OR THE TRUST AGREEMENT AND EXCEPT FOR THE OCCURRENCE OF AN EVENT OF DEFAULT, INTEREST PAYABLE ON EACH CLASS OF AUCTION RATE CERTIFICATES FOR AN AUCTION PERIOD SHALL NEVER EXCEED FOR SUCH AUCTION PERIOD THE AMOUNT OF INTEREST PAYABLE AT THE NET LOAN RATE (SUBJECT TO THE CERTIFICATE RATE LIMITATION) IN EFFECT FOR SUCH AUCTION PERIOD.

     IF THE AUCTION RATE FOR A CLASS OF AUCTION RATE CERTIFICATES IS GREATER THAN THE NET LOAN RATE, THEN THE CERTIFICATE RATE APPLICABLE TO SUCH CLASS OF CERTIFICATES FOR THAT INTEREST PERIOD WILL BE THE NET LOAN RATE. IF THE CERTIFICATE RATE APPLICABLE TO SUCH CLASS OF CERTIFICATES FOR ANY INTEREST PERIOD IS THE NET LOAN RATE, THE ELIGIBLE LENDER TRUSTEE SHALL DETERMINE THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER, IF ANY, WITH RESPECT TO SUCH CERTIFICATES. SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER SHALL BEAR INTEREST CALCULATED AT A RATE EQUAL TO ONE-MONTH LIBOR (AS DETERMINED BY THE AUCTION AGENT, PROVIDED THE ELIGIBLE LENDER TRUSTEE HAS RECEIVED NOTICE OF ONE-MONTH LIBOR FROM THE AUCTION AGENT, AND IF THE ELIGIBLE LENDER TRUSTEE SHALL NOT HAVE RECEIVED SUCH NOTICE FROM THE AUCTION AGENT, THEN AS DETERMINED BY THE ELIGIBLE LENDER TRUSTEE) FROM THE CERTIFICATE DISTRIBUTION DATE FOR THE INTEREST PERIOD WITH RESPECT TO WHICH SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER WAS CALCULATED, UNTIL PAID. FOR PURPOSES OF THE TRUST AGREEMENT, ANY REFERENCE TO "PRINCIPAL" OR "INTEREST" HEREIN SHALL NOT INCLUDE WITHIN THE MEANING OF SUCH WORDS CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER OR ANY INTEREST ACCRUED ON ANY SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER. SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER SHALL BE CALCULATED IN SUFFICIENT TIME FOR THE ELIGIBLE LENDER TRUSTEE TO GIVE NOTICE TO THE CERTIFICATEHOLDER OF SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER AS REQUIRED IN THE NEXT SUCCEEDING SENTENCE. ON THE CERTIFICATE DISTRIBUTION DATE FOR AN INTEREST PERIOD WITH RESPECT TO WHICH SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER HAS BEEN CALCULATED BY THE ELIGIBLE LENDER TRUSTEE, THE ELIGIBLE LENDER TRUSTEE SHALL GIVE WRITTEN NOTICE TO THE CERTIFICATEHOLDERS OF THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER APPLICABLE TO THE CERTIFICATES, WHICH WRITTEN NOTICE MAY BE INCLUDED IN ANY OTHER WRITTEN STATEMENT SENT BY THE ELIGIBLE LENDER TRUSTEE TO SUCH CERTIFICATEHOLDERS, AND SHALL BE MAILED ON SUCH CERTIFICATE DISTRIBUTION DATE BY FIRST-CLASS MAIL, POSTAGE PREPAID, TO EACH SUCH CERTIFICATEHOLDER AT SUCH CERTIFICATEHOLDER'S ADDRESS AS IT APPEARS ON THE REGISTRATION BOOKS MAINTAINED BY THE REGISTRAR. SUCH NOTICE SHALL STATE, IN ADDITION TO SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER, THAT, UNLESS AND UNTIL THE FINAL MATURITY DATE FOR THE CERTIFICATES HAS OCCURRED (AFTER WHICH ALL ACCRUED CERTIFICATEHOLDERS AUCTION RATE INTEREST CARRYOVER (AND ALL ACCRUED INTEREST THEREON) THAT REMAINS UNPAID SHALL BE CANCELLED AND NO CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER (AND INTEREST ACCRUED THEREON) SHALL BE PAID WITH RESPECT TO THE CERTIFICATES), (I) THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER (AND INTEREST ACCRUED THEREON CALCULATED AT A RATE EQUAL TO ONE-MONTH LIBOR) SHALL BE PAID BY THE ELIGIBLE LENDER TRUSTEE ON THE CERTIFICATES ON THE FIRST OCCURRING CERTIFICATE DISTRIBUTION DATE FOR A SUBSEQUENT INTEREST PERIOD IF AND TO THE EXTENT THAT (1) DURING SUCH INTEREST PERIOD NO ADDITIONAL CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER IS ACCRUING ON THE CERTIFICATES AND (2) MONEYS ARE AVAILABLE PURSUANT TO THE TERMS OF THE TRUST AGREEMENT IN AN AMOUNT SUFFICIENT TO PAY ALL OR A PORTION OF SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER AND (II) INTEREST SHALL ACCRUE ON THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER AT A RATE EQUAL TO ONE-MONTH LIBOR UNTIL SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER IS PAID IN FULL OR THE FINAL MATURITY DATE FOR THE CERTIFICATES OCCURS.

     THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER FOR A CLASS OF AUCTION RATE CERTIFICATES SHALL BE PAID BY THE ELIGIBLE LENDER TRUSTEE ON OUTSTANDING CERTIFICATES OF SUCH CLASS ON THE CERTIFICATE DISTRIBUTION DATE FOLLOWING THE FIRST OCCURRING CERTIFICATE DISTRIBUTION DATE FOR A SUBSEQUENT INTEREST PERIOD IF AND TO THE EXTENT THAT (I) DURING SUCH INTEREST PERIOD NO ADDITIONAL CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER IS ACCRUING ON SUCH CLASS OF CERTIFICATES AND (II) MONEYS ARE AVAILABLE PURSUANT TO THE TERMS OF THE TRUST AGREEMENT IN AN AMOUNT SUFFICIENT TO PAY ALL OR A PORTION OF SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER. ANY CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER (AND ANY INTEREST ACCRUED THEREON) WHICH IS DUE AND PAYABLE ON THE FINAL MATURITY DATE FOR THE CERTIFICATES, SHALL BE PAID TO THE CERTIFICATEHOLDER THEREOF ON SAID CERTIFICATE DISTRIBUTION DATE TO THE EXTENT THAT MONEYS ARE AVAILABLE THEREFOR IN ACCORDANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT; PROVIDED, HOWEVER, THAT ANY CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER (AND ANY INTEREST ACCRUED THEREON) WHICH IS NOT YET DUE AND PAYABLE ON SAID FINAL MATURITY DATE SHALL BE CANCELLED WITH RESPECT TO SAID CLASS OF CERTIFICATES ON SAID FINAL MATURITY DATE. TO THE EXTENT THAT ANY PORTION OF THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER FOR A CLASS OF AUCTION RATE CERTIFICATES REMAINS UNPAID AFTER PAYMENT OF A PORTION THEREOF, SUCH UNPAID PORTION OF THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER SHALL BE PAID IN WHOLE OR IN PART AS REQUIRED HEREUNDER UNTIL FULLY PAID BY THE ELIGIBLE LENDER TRUSTEE ON THE NEXT OCCURRING CERTIFICATE DISTRIBUTION DATE OR DATES, AS NECESSARY, FOR A SUBSEQUENT INTEREST PERIOD OR PERIODS, FOR SUCH CLASS IF AND TO THE EXTENT THAT THE CONDITIONS IN THE SECOND PRECEDING SENTENCE ARE SATISFIED. ON ANY CERTIFICATE DISTRIBUTION DATE ON WHICH THE ELIGIBLE LENDER TRUSTEE PAYS ONLY A PORTION OF THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER ON A CLASS OF CERTIFICATES, THE ELIGIBLE LENDER TRUSTEE SHALL GIVE WRITTEN NOTICE IN THE MANNER SET FORTH IN THE IMMEDIATELY PRECEDING PARAGRAPH TO THE CERTIFICATEHOLDER RECEIVING SUCH PARTIAL PAYMENT OF THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER REMAINING UNPAID ON SUCH CLASS OF CERTIFICATES.

     THE CERTIFICATE DISTRIBUTION DATE IN SUCH SUBSEQUENT INTEREST PERIOD ON WHICH SUCH CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER FOR A CLASS OF AUCTION RATE CERTIFICATES SHALL BE PAID SHALL BE DETERMINED BY THE ELIGIBLE LENDER TRUSTEE IN ACCORDANCE WITH THE PROVISIONS OF THE IMMEDIATELY PRECEDING PARAGRAPH, AND THE ELIGIBLE LENDER TRUSTEE SHALL MAKE PAYMENT OF THE CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER IN THE SAME MANNER AS, AND FROM THE SAME ACCOUNT FROM WHICH, IT PAYS INTEREST ON THE CERTIFICATES ON A CERTIFICATE DISTRIBUTION DATE.

     IN THE EVENT THAT THE AUCTION AGENT NO LONGER DETERMINES, OR FAILS TO DETERMINE, WHEN REQUIRED, THE CERTIFICATE RATE WITH RESPECT TO A CLASS OF AUCTION RATE CERTIFICATES, OR, IF FOR ANY REASON SUCH MANNER OF DETERMINATION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE CERTIFICATE RATE FOR THE NEXT SUCCEEDING INTEREST PERIOD FOR SUCH CLASS OF AUCTION RATE NOTES SHALL BE THE NET LOAN RATE AS DETERMINED BY THE ADMINISTRATOR (WHICH IS RESPONSIBLE FOR NOTIFYING THE AUCTION AGENT OF SUCH NET LOAN RATE), FOR SUCH NEXT SUCCEEDING AUCTION PERIOD.


     SECTION 2.2. CERTIFICATE RATE.

     SECTION 2.2.1. DETERMINING THE INTEREST RATE.

     BY PURCHASING AUCTION RATE CERTIFICATES, WHETHER IN AN AUCTION OR OTHERWISE, EACH PURCHASER OF THE AUCTION RATE CERTIFICATES, OR ITS BROKER-DEALER, MUST AGREE AND SHALL BE DEEMED BY SUCH PURCHASE TO HAVE AGREED
(I) TO PARTICIPATE IN AUCTIONS ON THE TERMS DESCRIBED HEREIN, (II) TO HAVE ITS BENEFICIAL OWNERSHIP OF THE AUCTION RATE CERTIFICATES MAINTAINED AT ALL TIMES IN BOOK-ENTRY FORM FOR THE ACCOUNT OF ITS PARTICIPANT, WHICH IN TURN WILL MAINTAIN RECORDS OF SUCH BENEFICIAL OWNERSHIP AND (III) TO AUTHORIZE SUCH PARTICIPANT TO DISCLOSE TO THE AUCTION AGENT SUCH INFORMATION WITH RESPECT TO SUCH BENEFICIAL OWNERSHIP AS THE AUCTION AGENT MAY REQUEST.

     SO LONG AS THE OWNERSHIP OF AUCTION RATE CERTIFICATES IS MAINTAINED IN BOOK-ENTRY FORM, AN EXISTING CERTIFICATEHOLDER MAY SELL, TRANSFER OR OTHERWISE DISPOSE OF AUCTION RATE CERTIFICATES ONLY PURSUANT TO A BID OR SELL ORDER PLACED IN AN AUCTION OR OTHERWISE SELL, TRANSFER OR DISPOSE OF AUCTION RATE CERTIFICATES THROUGH A BROKER-DEALER, PROVIDED THAT, IN THE CASE OF ALL TRANSFERS OTHER THAN PURSUANT TO AUCTIONS, SUCH EXISTING CERTIFICATEHOLDER, ITS BROKER-DEALER OR ITS PARTICIPANT ADVISES THE AUCTION AGENT OF SUCH TRANSFER. AUCTIONS SHALL BE CONDUCTED ON EACH AUCTION DATE, IF THERE IS AN AUCTION AGENT ON SUCH AUCTION DATE, IN THE FOLLOWING MANNER:

                         (A) (I) PRIOR TO THE SUBMISSION DEADLINE ON EACH
                    AUCTION DATE RELATING TO A CLASS OF AUCTION RATE NOTES:

                         (A) EACH EXISTING CERTIFICATEHOLDER OF THE APPLICABLE
                    CLASS OF AUCTION RATE NOTES MAY SUBMIT TO A BROKER-DEALER BY TELEPHONE OR OTHERWISE ANY INFORMATION AS TO:

                                    (1) THE PRINCIPAL AMOUNT OF OUTSTANDING
                  AUCTION RATE CERTIFICATES OF SUCH CLASS, IF ANY, OWNED BY SUCH EXISTING CERTIFICATEHOLDER WHICH SUCH EXISTING CERTIFICATEHOLDER DESIRES TO CONTINUE TO OWN WITHOUT REGARD TO THE CERTIFICATE RATE FOR THE NEXT SUCCEEDING AUCTION PERIOD;

                                    (2) THE PRINCIPAL AMOUNT OF OUTSTANDING
                  AUCTION RATE CERTIFICATES OF SUCH CLASS, IF ANY, WHICH SUCH EXISTING CERTIFICATEHOLDER OFFERS TO SELL IF THE CERTIFICATE RATE FOR THE NEXT SUCCEEDING AUCTION PERIOD SHALL BE LESS THAN THE RATE PER ANNUM SPECIFIED BY SUCH EXISTING CERTIFICATEHOLDER; AND/OR

                                    (3) THE PRINCIPAL AMOUNT OF OUTSTANDING
                  AUCTION RATE CERTIFICATES OF SUCH CLASS, IF ANY, OWNED BY SUCH EXISTING CERTIFICATEHOLDER WHICH SUCH EXISTING
                  CERTIFICATEHOLDER OFFERS TO SELL WITHOUT REGARD TO THE CERTIFICATE RATE FOR THE NEXT SUCCEEDING AUCTION PERIOD;

                           AND

                           (B) ONE OR MORE BROKER-DEALERS MAY CONTACT POTENTIAL CERTIFICATEHOLDERS TO DETERMINE THE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF SUCH CLASS WHICH EACH POTENTIAL CERTIFICATEHOLDER OFFERS TO PURCHASE, IF THE CERTIFICATE RATE FOR THE NEXT SUCCEEDING AUCTION PERIOD SHALL NOT BE LESS THAN THE RATE PER ANNUM SPECIFIED BY SUCH POTENTIAL CERTIFICATEHOLDER.

     THE STATEMENT OF AN EXISTING CERTIFICATEHOLDER OR A POTENTIAL CERTIFICATEHOLDER REFERRED TO IN (A) OR (B) OF THIS PARAGRAPH (I) IS HEREIN REFERRED TO AS AN "ORDER," AND EACH EXISTING CERTIFICATEHOLDER AND EACH POTENTIAL CERTIFICATEHOLDER PLACING AN ORDER IS HEREIN REFERRED TO AS A "BIDDER"; AN ORDER DESCRIBED IN CLAUSE (A)(1) IS HEREIN REFERRED TO AS A "HOLD ORDER"; AN ORDER DESCRIBED IN CLAUSES (A)(2) AND (B) IS HEREIN REFERRED TO AS A "BID"; AND AN ORDER DESCRIBED IN CLAUSE (A)(3) IS HEREIN REFERRED TO AS A "SELL ORDER."

                         (II) (A) SUBJECT TO THE PROVISIONS OF SECTION 2.2.1(B)
                    HEREOF, A BID BY AN EXISTING CERTIFICATEHOLDER SHALL CONSTITUTE AN IRREVOCABLE OFFER TO SELL:

                         (1) THE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE
                    CERTIFICATES SPECIFIED IN SUCH BID IF THE CERTIFICATE RATE DETERMINED AS PROVIDED IN THIS SECTION 2.2.1 SHALL BE LESS THAN THE RATE SPECIFIED THEREIN; OR

                         (2) SUCH PRINCIPAL AMOUNT, OR A LESSER PRINCIPAL AMOUNT
                    OF OUTSTANDING AUCTION RATE CERTIFICATES TO BE DETERMINED AS SET FORTH IN SECTION 2.2.1(D)(I)(D) HEREOF, IF THE CERTIFICATE RATE DETERMINED AS PROVIDED IN THIS SECTION
                    2.2.1 SHALL BE EQUAL TO THE RATE SPECIFIED THEREIN; OR

                         (3) SUCH PRINCIPAL AMOUNT, OR A LESSER PRINCIPAL AMOUNT
                    OF OUTSTANDING AUCTION RATE CERTIFICATES TO BE DETERMINED AS SET FORTH IN SECTION 2.2.1(D)(II)(C) HEREOF, IF THE RATE SPECIFIED THEREIN SHALL BE HIGHER THAN THE CERTIFICATE RATE AND SUFFICIENT BIDS HAVE NOT BEEN MADE.

                         (B) SUBJECT TO THE PROVISIONS OF SECTION 2.2.1(B)
                    HEREOF, A SELL ORDER BY AN EXISTING CERTIFICATEHOLDER SHALL CONSTITUTE AN IRREVOCABLE OFFER TO SELL:

                         (1) THE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE
                    CERTIFICATES SPECIFIED IN SUCH SELL ORDER; OR

                         (2) SUCH PRINCIPAL AMOUNT, OR A LESSER PRINCIPAL AMOUNT
                    OF OUTSTANDING AUCTION RATE CERTIFICATES SET FORTH IN
                    SECTION 2.2.1(D)(II)(C) HEREOF, IF SUFFICIENT BIDS HAVE NOT BEEN MADE.

                         (C) SUBJECT TO THE PROVISIONS OF SECTION 2.2.1(B)
                    HEREOF, A BID BY A POTENTIAL CERTIFICATEHOLDER SHALL CONSTITUTE AN IRREVOCABLE OFFER TO PURCHASE:

                         (1) THE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE
                    CERTIFICATES SPECIFIED IN SUCH BID IF THE CERTIFICATE RATE DETERMINED AS PROVIDED IN THIS SECTION 2.2.1 SHALL BE HIGHER THAN THE RATE SPECIFIED IN SUCH BID; OR

                         (2) SUCH PRINCIPAL AMOUNT, OR A LESSER PRINCIPAL AMOUNT
                    OF OUTSTANDING AUCTION RATE CERTIFICATES SET FORTH IN
                    SECTION 2.2.1(D)(I)(E) HEREOF, IF THE CERTIFICATE RATE DETERMINED AS PROVIDED IN THIS SECTION 2.2.1 SHALL BE EQUAL TO THE RATE SPECIFIED IN SUCH BID.

                         (B) (I) EACH BROKER-DEALER SHALL SUBMIT IN WRITING TO
                    THE AUCTION AGENT PRIOR TO THE SUBMISSION DEADLINE ON EACH AUCTION DATE ALL ORDERS OBTAINED BY SUCH BROKER-DEALER AND SHALL SPECIFY WITH RESPECT TO EACH SUCH ORDER:

                                    (A)     THE NAME OF THE BIDDER PLACING SUCH
         ORDER;

                                    (B)     THE AGGREGATE PRINCIPAL AMOUNT AND
         CLASS OF AUCTION RATE CERTIFICATES THAT ARE THE SUBJECT OF
          SUCH ORDER;

                                    (C)     TO THE EXTENT THAT SUCH BIDDER IS AN
         EXISTING CERTIFICATEHOLDER:

                         (1) THE PRINCIPAL AMOUNT AND CLASS OF AUCTION RATE
                    CERTIFICATES, IF ANY, SUBJECT TO ANY HOLD ORDER PLACED BY SUCH EXISTING CERTIFICATEHOLDER;

                         (2) THE PRINCIPAL AMOUNT AND CLASS OF AUCTION RATE
                    CERTIFICATES, IF ANY, SUBJECT TO ANY BID PLACED BY SUCH EXISTING CERTIFICATEHOLDER AND THE RATE SPECIFIED IN SUCH BID; AND

                         (3) THE PRINCIPAL AMOUNT AND CLASS OF AUCTION RATE
                    CERTIFICATES, IF ANY, SUBJECT TO ANY SELL ORDER PLACED BY SUCH EXISTING CERTIFICATEHOLDER;

                           AND

                                    (D)     TO THE EXTENT SUCH BIDDER IS A
         POTENTIAL CERTIFICATEHOLDER, THE RATE SPECIFIED IN SUCH
         POTENTIAL CERTIFICATEHOLDER'S BID.

                                    (II)     IF ANY RATE SPECIFIED IN ANY BID
         CONTAINS MORE THAN THREE FIGURES TO THE RIGHT OF THE DECIMAL POINT, THE AUCTION AGENT SHALL ROUND SUCH RATE UP TO THE NEXT HIGHER ONE THOUSANDTH (.001) OF ONE PERCENT.

                                    (III)  IF AN ORDER OR ORDERS COVERING ALL
         OUTSTANDING AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS OWNED BY AN EXISTING CERTIFICATEHOLDER IS NOT SUBMITTED TO THE AUCTION AGENT PRIOR TO THE SUBMISSION DEADLINE, THE AUCTION AGENT SHALL DEEM A HOLD ORDER TO HAVE BEEN SUBMITTED ON BEHALF OF SUCH EXISTING CERTIFICATEHOLDER COVERING THE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS OWNED BY SUCH EXISTING CERTIFICATEHOLDER AND NOT SUBJECT TO AN ORDER SUBMITTED TO THE AUCTION AGENT.

                                    (IV)     NEITHER THE ISSUER, THE ELIGIBLE
         LENDER TRUSTEE NOR THE AUCTION AGENT SHALL BE RESPONSIBLE FOR ANY FAILURE OF A BROKER-DEALER TO SUBMIT AN ORDER TO THE AUCTION AGENT ON BEHALF OF ANY EXISTING CERTIFICATEHOLDER OR POTENTIAL
         CERTIFICATEHOLDER.

                                    (V)     IF ANY EXISTING CERTIFICATEHOLDER
         SUBMITS THROUGH A BROKER-DEALER TO THE AUCTION AGENT ONE OR MORE ORDERS COVERING IN THE AGGREGATE MORE THAN THE PRINCIPAL AMOUNT OF THE CLASS OF OUTSTANDING AUCTION RATE CERTIFICATES OWNED BY SUCH EXISTING CERTIFICATEHOLDER, SUCH ORDERS SHALL BE CONSIDERED VALID AS FOLLOWS AND IN THE FOLLOWING ORDER OF PRIORITY:


                                        (A) ALL HOLD ORDERS SHALL BE CONSIDERED
                    VALID, BUT ONLY UP TO THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF OUTSTANDING AUCTION RATE CERTIFICATES OWNED BY SUCH EXISTING CERTIFICATEHOLDER, AND IF THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF AUCTION RATE CERTIFICATES SUBJECT TO SUCH HOLD ORDERS EXCEEDS THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF AUCTION RATE CERTIFICATES OWNED BY SUCH EXISTING CERTIFICATEHOLDER, THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF AUCTION RATE CERTIFICATES SUBJECT TO EACH SUCH HOLD ORDER SHALL BE REDUCED PRO RATA SO THAT THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF AUCTION RATE CERTIFICATES SUBJECT TO SUCH HOLD ORDER EQUALS THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF OUTSTANDING AUCTION RATE CERTIFICATES OWNED BY SUCH EXISTING CERTIFICATEHOLDER.

                                        (B) (1) ANY BID SHALL BE CONSIDERED
                    VALID UP TO AN AMOUNT EQUAL TO THE EXCESS OF THE PRINCIPAL AMOUNT OF THE CLASS OF OUTSTANDING AUCTION RATE CERTIFICATES OWNED BY SUCH EXISTING CERTIFICATEHOLDER OVER THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF AUCTION RATE CERTIFICATES SUBJECT TO ANY HOLD ORDER REFERRED TO IN CLAUSE (A) OF THIS PARAGRAPH (V);

                                        (2) SUBJECT TO SUBCLAUSE (1) OF THIS
                    CLAUSE (B), IF MORE THAN ONE BID WITH THE SAME RATE IS SUBMITTED ON BEHALF OF SUCH EXISTING CERTIFICATEHOLDER AND THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF OUTSTANDING AUCTION RATE CERTIFICATES SUBJECT TO SUCH BIDS IS GREATER THAN SUCH EXCESS, SUCH BIDS SHALL BE CONSIDERED VALID UP TO AN AMOUNT EQUAL TO SUCH EXCESS;

                                        (3) SUBJECT TO SUBCLAUSES (1) AND (2) OF
                    THIS CLAUSE (B), IF MORE THAN ONE BID WITH DIFFERENT RATES ARE SUBMITTED ON BEHALF OF SUCH EXISTING CERTIFICATEHOLDER, SUCH BIDS SHALL BE CONSIDERED VALID FIRST IN THE ASCENDING ORDER OF THEIR RESPECTIVE RATES UNTIL THE HIGHEST RATE IS REACHED AT WHICH SUCH EXCESS EXISTS AND THEN AT SUCH RATE UP TO THE AMOUNT OF SUCH EXCESS; AND

                                        (4) IN ANY SUCH EVENT, THE AMOUNT OF THE
                    CLASS OF OUTSTANDING AUCTION RATE CERTIFICATES, IF ANY, SUBJECT TO BIDS NOT VALID UNDER THIS CLAUSE (B) SHALL BE TREATED AS THE SUBJECT OF A BID BY A POTENTIAL CERTIFICATEHOLDER AT THE RATE THEREIN SPECIFIED; AND

                                        (C) ALL SELL ORDERS SHALL BE CONSIDERED
                    VALID UP TO AN AMOUNT EQUAL TO THE EXCESS OF THE PRINCIPAL AMOUNT OF THE CLASS OF OUTSTANDING AUCTION RATE CERTIFICATES OWNED BY SUCH EXISTING CERTIFICATEHOLDER OVER THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS OF AUCTION RATE CERTIFICATES SUBJECT TO HOLD ORDERS REFERRED TO IN CLAUSE (A) OF THIS PARAGRAPH (V) AND VALID BIDS REFERRED TO IN CLAUSE (B) OF THIS PARAGRAPH (V).

                                        (VI) IF MORE THAN ONE BID FOR A CLASS OF
                    AUCTION RATE CERTIFICATES IS SUBMITTED ON BEHALF OF ANY POTENTIAL CERTIFICATEHOLDER, EACH BID SUBMITTED SHALL BE A SEPARATE BID WITH THE RATE AND PRINCIPAL AMOUNT THEREIN SPECIFIED.

                                        (VII) AN EXISTING CERTIFICATEHOLDER OF A
                    CLASS OF AUCTION RATE CERTIFICATES THAT OFFERS TO PURCHASE ADDITIONAL AUCTION RATE CERTIFICATES IS, FOR PURPOSES OF SUCH OFFER, TREATED AS A POTENTIAL CERTIFICATEHOLDER.

                                        (VIII) ANY BID OR SELL ORDER SUBMITTED
                    BY AN EXISTING CERTIFICATEHOLDER COVERING AN AGGREGATE PRINCIPAL AMOUNT OF A CLASS OF AUCTION RATE CERTIFICATES NOT EQUAL TO AN AUTHORIZED DENOMINATION SHALL BE REJECTED AND SHALL BE DEEMED A HOLD ORDER. ANY BID SUBMITTED BY A POTENTIAL CERTIFICATEHOLDER COVERING AN AGGREGATE PRINCIPAL AMOUNT OF A CLASS OF AUCTION RATE CERTIFICATES NOT EQUAL TO AN AUTHORIZED DENOMINATION SHALL BE REJECTED.

                                        (IX) ANY BID SPECIFYING A RATE HIGHER
                    THAN THE MAXIMUM AUCTION RATE WILL (A) BE TREATED AS A SELL ORDER IF SUBMITTED BY AN EXISTING CERTIFICATEHOLDER AND (B) NOT BE ACCEPTED IF SUBMITTED BY A POTENTIAL
                    CERTIFICATEHOLDER.

                                        (X) ANY BID SUBMITTED BY AN EXISTING
                    CERTIFICATEHOLDER OR A POTENTIAL CERTIFICATEHOLDER SPECIFYING A RATE LOWER THAN THE MINIMUM AUCTION RATE SHALL BE TREATED AS A BID SPECIFYING THE MINIMUM AUCTION RATE.

                                        (XI) ANY ORDER SUBMITTED IN AN AUCTION
                    BY A BROKER-DEALER TO THE AUCTION AGENT AT THE SUBMISSION DEADLINE ON ANY AUCTION DATE SHALL BE IRREVOCABLE.



     (C) (I) NOT EARLIER THAN THE SUBMISSION DEADLINE ON EACH AUCTION DATE, THE AUCTION AGENT SHALL ASSEMBLE ALL VALID ORDERS SUBMITTED OR DEEMED SUBMITTED TO IT BY THE BROKER-DEALERS (EACH SUCH ORDER AS SUBMITTED OR DEEMED SUBMITTED BY A BROKER-DEALER BEING HEREIN REFERRED TO INDIVIDUALLY AS A "SUBMITTED HOLD ORDER," A "SUBMITTED BID" OR A "SUBMITTED SELL ORDER," AS THE CASE MAY BE, OR AS A "SUBMITTED ORDER," AND COLLECTIVELY AS "SUBMITTED HOLD ORDERS," "SUBMITTED BIDS" OR "SUBMITTED SELL ORDERS," AS THE CASE MAY BE, OR AS "SUBMITTED ORDERS") AND SHALL DETERMINE FOR THE APPLICABLE CLASS OF AUCTION RATE NOTES:

     (A) THE EXCESS OF THE TOTAL PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS OVER THE SUM OF THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUBMITTED HOLD ORDERS (SUCH EXCESS BEING HEREIN REFERRED TO AS THE "AVAILABLE AUCTION RATE CERTIFICATES" OF SUCH CLASS), AND

     (B) FROM THE SUBMITTED ORDERS WHETHER:

                                        (1) THE AGGREGATE PRINCIPAL AMOUNT OF
                    OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUBMITTED BIDS BY POTENTIAL CERTIFICATEHOLDERS SPECIFYING ONE OR MORE RATES EQUAL TO OR LOWER THAN THE MAXIMUM AUCTION RATE;

         EXCEEDS OR IS EQUAL TO THE SUM OF:

                                        (2) THE AGGREGATE PRINCIPAL AMOUNT OF
                    OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUBMITTED BIDS BY EXISTING CERTIFICATEHOLDERS SPECIFYING ONE OR MORE RATES HIGHER THAN THE MAXIMUM AUCTION RATE; AND

                                        (3) THE AGGREGATE PRINCIPAL AMOUNT OF
                    OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUBMITTED SELL ORDERS;

         (IN THE EVENT SUCH EXCESS OR SUCH EQUALITY EXISTS, OTHER THAN BECAUSE ALL OF THE OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS ARE SUBJECT TO SUBMITTED HOLD ORDERS, SUCH SUBMITTED BIDS DESCRIBED IN SUBCLAUSE (1) ABOVE SHALL BE REFERRED TO COLLECTIVELY AS "SUFFICIENT BIDS"); AND

                                        (C) IF SUFFICIENT BIDS EXIST, THE "BID
                    AUCTION RATE", WHICH SHALL BE THE LOWEST RATE SPECIFIED IN SUCH SUBMITTED BIDS SUCH THAT IF:

                                        (1) (X) EACH SUBMITTED BID FROM EXISTING
                    CERTIFICATEHOLDERS SPECIFYING SUCH LOWEST RATE AND (Y) ALL OTHER SUBMITTED BIDS FROM EXISTING CERTIFICATEHOLDERS SPECIFYING LOWER RATES WERE REJECTED, THUS ENTITLING SUCH EXISTING CERTIFICATEHOLDERS TO CONTINUE TO OWN THE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUCH SUBMITTED BIDS; AND

                                        (2) (X) EACH SUCH SUBMITTED BID FROM
                    POTENTIAL CERTIFICATEHOLDERS SPECIFYING SUCH LOWEST RATE AND
                    (Y) ALL OTHER SUBMITTED BIDS FROM POTENTIAL
                    CERTIFICATEHOLDERS SPECIFYING LOWER RATES WERE ACCEPTED;


THE RESULT WOULD BE THAT SUCH EXISTING CERTIFICATEHOLDERS DESCRIBED IN SUBCLAUSE
(1) ABOVE WOULD CONTINUE TO OWN AN AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS WHICH, WHEN ADDED TO THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS TO BE PURCHASED BY SUCH POTENTIAL CERTIFICATEHOLDERS DESCRIBED IN SUBCLAUSE (2) ABOVE, WOULD EQUAL NOT LESS THAN THE AVAILABLE AUCTION RATE CERTIFICATES OF SUCH CLASS.

                                        (II) PROMPTLY AFTER THE AUCTION AGENT
                    HAS MADE THE DETERMINATIONS PURSUANT TO SECTION 2.2.1(C)(I) HEREOF, THE AUCTION AGENT SHALL ADVISE THE ELIGIBLE LENDER TRUSTEE OF THE NET LOAN RATE, THE MAXIMUM AUCTION RATE AND THE ALL HOLD RATE AND THE COMPONENTS THEREOF ON THE AUCTION DATE AND, BASED ON SUCH DETERMINATIONS, THE AUCTION RATE FOR THE NEXT SUCCEEDING INTEREST PERIOD FOR SUCH CLASS OF AUCTION RATE CERTIFICATES AS FOLLOWS:

                                        (A) IF SUFFICIENT BIDS EXIST, THAT THE
                    AUCTION RATE FOR THE NEXT SUCCEEDING INTEREST PERIOD FOR SUCH CLASS OF AUCTION RATE CERTIFICATES SHALL BE EQUAL TO THE BID AUCTION RATE SO DETERMINED;

                                        (B) IF SUFFICIENT BIDS DO NOT EXIST
                    (OTHER THAN BECAUSE ALL OF THE OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS ARE SUBJECT TO SUBMITTED HOLD ORDERS), THAT THE AUCTION RATE FOR THE NEXT SUCCEEDING INTEREST PERIOD FOR SUCH CLASS OF AUCTION RATE CERTIFICATES SHALL BE EQUAL TO THE MAXIMUM AUCTION RATE; OR

                                        (C) IF ALL OUTSTANDING AUCTION RATE
                    CERTIFICATES OF SUCH CLASS ARE SUBJECT TO SUBMITTED HOLD ORDERS, THAT THE AUCTION RATE FOR THE NEXT SUCCEEDING INTEREST PERIOD FOR SUCH CLASS OF AUCTION RATE CERTIFICATES SHALL BE EQUAL TO THE ALL HOLD RATE.

                                        (III) PROMPTLY AFTER THE AUCTION AGENT
                    HAS DETERMINED THE AUCTION RATE, THE AUCTION AGENT SHALL DETERMINE AND ADVISE THE ELIGIBLE LENDER TRUSTEE OF THE APPLICABLE CERTIFICATE RATE, WHICH RATE SHALL BE THE LESSER OF (A) THE AUCTION RATE AND (B) THE NET LOAN RATE; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL THE CERTIFICATE RATE EXCEED THE CERTIFICATE RATE LIMITATION.

                                        (D) EXISTING CERTIFICATEHOLDERS SHALL
                    CONTINUE TO OWN THE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES THAT ARE SUBJECT TO SUBMITTED HOLD ORDERS. IF THE NET LOAN RATE IS EQUAL TO OR GREATER THAN THE BID AUCTION RATE AND IF SUFFICIENT BIDS HAVE BEEN RECEIVED BY THE AUCTION AGENT, THE BID AUCTION RATE WILL BE THE CERTIFICATE RATE, AND SUBMITTED BIDS AND SUBMITTED SELL ORDERS WILL BE ACCEPTED OR REJECTED AND THE AUCTION AGENT WILL TAKE SUCH OTHER ACTION AS DESCRIBED BELOW IN SUBPARAGRAPH (I).

                                        IF THE NET LOAN RATE IS LESS THAN THE
                    AUCTION RATE, THE NET LOAN RATE WILL BE THE CERTIFICATE RATE. IF THE AUCTION RATE AND THE NET LOAN RATE ARE BOTH GREATER THAN THE CERTIFICATE RATE LIMITATION, THE CERTIFICATE RATE SHALL BE EQUAL TO THE CERTIFICATE RATE LIMITATION. IF THE AUCTION AGENT HAS NOT RECEIVED SUFFICIENT BIDS (OTHER THAN BECAUSE ALL OF THE OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS ARE SUBJECT TO SUBMITTED HOLD ORDERS), THE CERTIFICATE RATE WILL BE THE LESSER OF THE MAXIMUM AUCTION RATE AND THE NET LOAN RATE. IN ANY OF THE CASES DESCRIBED ABOVE, SUBMITTED ORDERS WILL BE ACCEPTED OR REJECTED AND THE AUCTION AGENT WILL TAKE SUCH OTHER ACTION AS DESCRIBED BELOW IN SUBPARAGRAPH (II).

                                        (I) IF SUFFICIENT BIDS HAVE BEEN MADE
                    AND THE NET LOAN RATE IS EQUAL TO OR GREATER THAN THE BID AUCTION RATE (IN WHICH CASE THE CERTIFICATE RATE SHALL BE THE BID AUCTION RATE), ALL SUBMITTED SELL ORDERS SHALL BE ACCEPTED AND, SUBJECT TO THE PROVISIONS OF PARAGRAPHS (IV) AND (V) OF THIS SECTION 2.2.1(D), SUBMITTED BIDS SHALL BE ACCEPTED OR REJECTED AS FOLLOWS IN THE FOLLOWING ORDER OF PRIORITY, AND ALL OTHER SUBMITTED BIDS SHALL BE REJECTED:

                                        (A) EXISTING CERTIFICATEHOLDERS'
                    SUBMITTED BIDS SPECIFYING ANY RATE THAT IS HIGHER THAN THE CERTIFICATE RATE SHALL BE ACCEPTED, THUS REQUIRING EACH SUCH EXISTING CERTIFICATEHOLDER TO SELL THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES SUBJECT TO SUCH SUBMITTED BIDS;

                                        (B) EXISTING CERTIFICATEHOLDERS'
                    SUBMITTED BIDS SPECIFYING ANY RATE THAT IS LOWER THAN THE CERTIFICATE RATE SHALL BE REJECTED, THUS ENTITLING EACH SUCH EXISTING CERTIFICATEHOLDER TO CONTINUE TO OWN THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES SUBJECT TO SUCH SUBMITTED BIDS;

                                        (C) POTENTIAL CERTIFICATEHOLDERS'
                    SUBMITTED BIDS SPECIFYING ANY RATE THAT IS LOWER THAN THE CERTIFICATE RATE SHALL BE ACCEPTED;

                                        (D) EACH EXISTING CERTIFICATEHOLDERS'
                    SUBMITTED BID SPECIFYING A RATE THAT IS EQUAL TO THE CERTIFICATE RATE SHALL BE REJECTED, THUS ENTITLING SUCH EXISTING CERTIFICATEHOLDER TO CONTINUE TO OWN THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES SUBJECT TO SUCH SUBMITTED BID, UNLESS THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES SUBJECT TO ALL SUCH SUBMITTED BIDS SHALL BE GREATER THAN THE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS (THE "REMAINING PRINCIPAL AMOUNT") EQUAL TO THE EXCESS OF THE AVAILABLE AUCTION RATE CERTIFICATES OF SUCH CLASS OVER THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATE OF SUCH CLASS SUBJECT TO SUBMITTED BIDS DESCRIBED IN CLAUSES
                    (B) AND (C) OF THIS SECTION 2.2.1(D)(I), IN WHICH EVENT SUCH SUBMITTED BID OF SUCH EXISTING CERTIFICATEHOLDER SHALL BE REJECTED IN PART, AND SUCH EXISTING CERTIFICATEHOLDER SHALL BE ENTITLED TO CONTINUE TO OWN THE PRINCIPAL AMOUNT OF SUCH CLASS OF AUCTION RATE CERTIFICATES SUBJECT TO SUCH SUBMITTED BID, BUT ONLY IN AN AMOUNT EQUAL TO THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF SUCH CLASS OBTAINED BY MULTIPLYING THE REMAINING PRINCIPAL AMOUNT BY A FRACTION, THE NUMERATOR OF WHICH SHALL BE THE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS OWNED BY SUCH EXISTING CERTIFICATEHOLDER SUBJECT TO SUCH SUBMITTED BID AND THE DENOMINATOR OF WHICH SHALL BE THE SUM OF THE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUCH SUBMITTED BIDS MADE BY ALL SUCH EXISTING CERTIFICATEHOLDERS THAT SPECIFIED A RATE EQUAL TO THE CERTIFICATE RATE; AND

                                        (E) EACH POTENTIAL CERTIFICATEHOLDER'S
                    SUBMITTED BID SPECIFYING A RATE THAT IS EQUAL TO THE CERTIFICATE RATE SHALL BE ACCEPTED, BUT ONLY IN AN AMOUNT EQUAL TO THE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS OBTAINED BY MULTIPLYING THE EXCESS OF THE AGGREGATE PRINCIPAL AMOUNT OF AVAILABLE AUCTION RATE CERTIFICATES OF SUCH CLASS OVER THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUBMITTED BIDS DESCRIBED IN CLAUSES (B), (C) AND (D) OF THIS
                    SECTION 2.2.1(D)(I) BY A FRACTION THE NUMERATOR OF WHICH SHALL BE THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUCH SUBMITTED BID AND THE DENOMINATOR OF WHICH SHALL BE THE SUM OF THE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO SUBMITTED BIDS MADE BY ALL SUCH POTENTIAL CERTIFICATEHOLDERS THAT SPECIFIED A RATE EQUAL TO THE CERTIFICATE RATE.

                         (II) IF SUFFICIENT BIDS HAVE NOT BEEN MADE (OTHER THAN
                    BECAUSE ALL OF THE OUTSTANDING AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS ARE SUBJECT TO SUBMITTED HOLD ORDERS), OR IF THE NET LOAN RATE IS LESS THAN THE BID AUCTION RATE (IN WHICH CASE THE CERTIFICATE RATE SHALL BE THE NET LOAN
                    RATE), OR IF THE CERTIFICATE RATE LIMITATION APPLIES, SUBJECT TO THE PROVISIONS OF SECTION 2.2.1(D)(IV) HEREOF, SUBMITTED ORDERS SHALL BE ACCEPTED OR REJECTED AS FOLLOWS IN THE FOLLOWING ORDER OF PRIORITY AND ALL OTHER SUBMITTED BIDS SHALL BE REJECTED:

                         (A) EXISTING CERTIFICATEHOLDERS' SUBMITTED BIDS
                    SPECIFYING ANY RATE THAT IS EQUAL TO OR LOWER THAN THE CERTIFICATE RATE SHALL BE REJECTED, THUS ENTITLING SUCH EXISTING CERTIFICATEHOLDERS TO CONTINUE TO OWN THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES SUBJECT TO SUCH SUBMITTED BIDS;

                         (B) POTENTIAL CERTIFICATEHOLDERS' SUBMITTED BIDS
                    SPECIFYING (1) ANY RATE THAT IS EQUAL TO OR LOWER THAN THE CERTIFICATE RATE SHALL BE ACCEPTED AND (2) ANY RATE THAT IS HIGHER THAN THE CERTIFICATE RATE SHALL BE REJECTED; AND

                         (C) EACH EXISTING CERTIFICATEHOLDER'S SUBMITTED BID
                    SPECIFYING ANY RATE THAT IS HIGHER THAN THE CERTIFICATE RATE AND THE SUBMITTED SELL ORDER OF EACH EXISTING CERTIFICATEHOLDER SHALL BE ACCEPTED, THUS ENTITLING EACH EXISTING CERTIFICATEHOLDER THAT SUBMITTED ANY SUCH SUBMITTED BID OR SUBMITTED SELL ORDER TO SELL THE AUCTION RATE CERTIFICATES SUBJECT TO SUCH SUBMITTED BID OR SUBMITTED SELL ORDER, BUT IN BOTH CASES ONLY IN AN AMOUNT EQUAL TO THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS OBTAINED BY MULTIPLYING THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES SUBJECT TO SUBMITTED BIDS DESCRIBED IN CLAUSE (B) OF THIS SECTION 2.2.1(D)(II) BY A FRACTION THE NUMERATOR OF WHICH SHALL BE THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS OWNED BY SUCH EXISTING CERTIFICATEHOLDER SUBJECT TO SUCH SUBMITTED BID OR SUBMITTED SELL ORDER AND THE DENOMINATOR OF WHICH SHALL BE THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING AUCTION RATE CERTIFICATES OF SUCH CLASS SUBJECT TO ALL SUCH SUBMITTED BIDS AND SUBMITTED SELL ORDERS.

                         (III) IF ALL OUTSTANDING AUCTION RATE CERTIFICATES OF
                    SUCH CLASS ARE SUBJECT TO SUBMITTED HOLD ORDERS, ALL SUBMITTED BIDS SHALL BE REJECTED.

                         (IV) IF, AS A RESULT OF THE PROCEDURES DESCRIBED IN
                    PARAGRAPH (I) OR (II) OF THIS SECTION 2.2.1(D), ANY EXISTING CERTIFICATEHOLDER WOULD BE ENTITLED OR REQUIRED TO SELL, OR ANY POTENTIAL CERTIFICATEHOLDER WOULD BE ENTITLED OR REQUIRED TO PURCHASE, A PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS THAT IS NOT EQUAL TO AN AUTHORIZED DENOMINATION, THE AUCTION AGENT SHALL, IN SUCH MANNER AS IN ITS SOLE DISCRETION IT SHALL DETERMINE, ROUND UP OR DOWN THE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES TO BE PURCHASED OR SOLD BY ANY EXISTING CERTIFICATEHOLDER OR POTENTIAL CERTIFICATEHOLDER SO THAT THE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES PURCHASED OR SOLD BY EACH EXISTING CERTIFICATEHOLDER OR POTENTIAL CERTIFICATEHOLDER SHALL BE EQUAL TO AN AUTHORIZED DENOMINATION OR AN INTEGRAL MULTIPLE OF $50,000 IN EXCESS THEREOF.

                         (V) IF, AS A RESULT OF THE PROCEDURES DESCRIBED IN
                    PARAGRAPH (II) OF THIS SECTION 2.2.1(D), ANY POTENTIAL CERTIFICATEHOLDER WOULD BE ENTITLED OR REQUIRED TO PURCHASE LESS THAN AN AUTHORIZED DENOMINATION OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS, THE AUCTION AGENT SHALL, IN SUCH MANNER AS IN ITS SOLE DISCRETION IT SHALL DETERMINE, ALLOCATE AUCTION RATE CERTIFICATES OF SUCH CLASS FOR PURCHASE AMONG POTENTIAL CERTIFICATEHOLDERS SO THAT ONLY AUCTION RATE CERTIFICATES OF SUCH CLASS IN AUTHORIZED DENOMINATIONS OR INTEGRAL MULTIPLES OF $50,000 IN EXCESS THEREOF ARE PURCHASED BY ANY POTENTIAL CERTIFICATEHOLDER, EVEN IF SUCH ALLOCATION RESULTS IN ONE OR MORE OF SUCH POTENTIAL CERTIFICATEHOLDERS NOT PURCHASING ANY AUCTION RATE CERTIFICATES OF SUCH CLASS.

                 (E) BASED ON THE RESULT OF EACH AUCTION, THE AUCTION AGENT SHALL DETERMINE THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS TO BE PURCHASED AND THE AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS TO BE SOLD BY POTENTIAL CERTIFICATEHOLDERS AND EXISTING CERTIFICATEHOLDERS ON WHOSE BEHALF EACH BROKER-DEALER SUBMITTED BIDS OR SELL ORDERS AND, WITH RESPECT TO EACH BROKER-DEALER, TO THE EXTENT THAT SUCH AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS TO BE SOLD DIFFERS FROM SUCH AGGREGATE PRINCIPAL AMOUNT OF AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS TO BE PURCHASED, DETERMINE TO WHICH OTHER BROKER-DEALER OR BROKER-DEALERS ACTING FOR ONE OR MORE PURCHASERS SUCH BROKER-DEALER SHALL DELIVER, OR FROM WHICH OTHER BROKER-DEALER OR BROKER-DEALERS ACTING FOR ONE OR MORE SELLERS SUCH BROKER-DEALER SHALL RECEIVE, AS THE CASE MAY BE, AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS.

     (F) ANY CALCULATION BY THE AUCTION AGENT, THE ADMINISTRATOR OR THE ELIGIBLE LENDER TRUSTEE, AS APPLICABLE, OF THE CERTIFICATE RATE, ONE-MONTH LIBOR, THREE-MONTH LIBOR, THE MAXIMUM AUCTION RATE, THE ALL HOLD RATE, THE NET LOAN RATE AND THE NON-PAYMENT RATE SHALL, IN THE ABSENCE OF MANIFEST ERROR, BE BINDING ON ALL OTHER PARTIES.

     (G) NOTWITHSTANDING ANYTHING IN THE TRUST AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NO AUCTION WILL BE HELD ON ANY AUCTION DATE HEREUNDER ON WHICH THERE ARE INSUFFICIENT MONEYS HELD UNDER THE TRUST AGREEMENT AND AVAILABLE TO PAY THE PRINCIPAL OF AND INTEREST DUE ON THE CERTIFICATE DISTRIBUTION DATE IMMEDIATELY FOLLOWING SUCH AUCTION DATE.

     SECTION 2.2.2. CHANGES IN THE AUCTION DATE. THE MARKET AGENT, WITH THE WRITTEN CONSENT OF AN AUTHORIZED OFFICER, MAY SPECIFY AN EARLIER AUCTION DATE (BUT IN NO EVENT MORE THAN FIVE BUSINESS DAYS EARLIER) THAN THE AUCTION DATE THAT WOULD OTHERWISE BE DETERMINED IN ACCORDANCE WITH THE DEFINITION OF "AUCTION DATE" IN SECTION 1.1 OF THIS APPENDIX I, OR ANY APPLICABLE TRUST SUPPLEMENT, WITH RESPECT TO ONE OR MORE SPECIFIED AUCTION PERIODS IN ORDER TO CONFORM WITH THEN CURRENT MARKET PRACTICE WITH RESPECT TO SIMILAR SECURITIES OR TO ACCOMMODATE ECONOMIC AND FINANCIAL FACTORS THAT MAY AFFECT OR BE RELEVANT TO THE DAY OF THE WEEK CONSTITUTING AN AUCTION DATE AND THE CERTIFICATE RATE BORNE ON THE AUCTION RATE CERTIFICATES OF THE APPLICABLE CLASS. THE MARKET AGENT SHALL DELIVER A WRITTEN REQUEST FOR CONSENT TO SUCH CHANGE IN THE LENGTH OF THE AUCTION DATE TO THE ISSUER NOT LESS THAN THREE DAYS NOR MORE THAN 20 DAYS PRIOR TO THE EFFECTIVE DATE OF SUCH CHANGE TOGETHER WITH A CERTIFICATE DEMONSTRATING THE NEED FOR CHANGE IN RELIANCE ON SUCH FACTORS. THE MARKET AGENT SHALL PROVIDE NOTICE OF ITS DETERMINATION TO SPECIFY AN EARLIER AUCTION DATE FOR ONE OR MORE AUCTION PERIODS BY MEANS OF A WRITTEN NOTICE DELIVERED AT LEAST 10 DAYS PRIOR TO THE PROPOSED CHANGED AUCTION DATE TO THE ELIGIBLE LENDER TRUSTEE, THE AUCTION AGENT, THE ISSUER AND THE SECURITIES DEPOSITORY. SUCH NOTICE SHALL BE SUBSTANTIALLY IN THE FORM OF, OR CONTAIN SUBSTANTIALLY THE INFORMATION CONTAINED IN, EXHIBIT C TO THIS TRUST AGREEMENT.

     IN CONNECTION WITH ANY CHANGE DESCRIBED IN THIS SECTION 2.2.2, THE AUCTION AGENT SHALL PROVIDE SUCH FURTHER NOTICE TO SUCH PARTIES AS IS SPECIFIED IN
SECTION 2.2 OF THE AUCTION AGENT AGREEMENT.

     SECTION 2.3. ADDITIONAL PROVISIONS REGARDING THE CERTIFICATE RATES. THE DETERMINATION OF A CERTIFICATE RATE BY THE AUCTION AGENT OR ANY OTHER PERSON PURSUANT TO THE PROVISIONS OF THIS APPENDIX B SHALL BE CONCLUSIVE AND BINDING ON THE CERTIFICATEHOLDERS, AND THE ISSUER AND THE ELIGIBLE LENDER TRUSTEE MAY RELY THEREON FOR ALL PURPOSES.

     IN NO EVENT SHALL THE CUMULATIVE AMOUNT OF INTEREST PAID OR PAYABLE ON THE CERTIFICATES (INCLUDING INTEREST CALCULATED AS PROVIDED HEREIN, PLUS ANY OTHER AMOUNTS THAT CONSTITUTE INTEREST ON THE CERTIFICATES UNDER APPLICABLE LAW, WHICH ARE CONTRACTED FOR, CHARGED, RESERVED, TAKEN OR RECEIVED PURSUANT TO THE CERTIFICATES OR RELATED DOCUMENTS) CALCULATED FROM THE DATE OF ISSUANCE OF THE CERTIFICATES THROUGH ANY SUBSEQUENT DAY DURING THE TERM OF THE CERTIFICATES OR OTHERWISE PRIOR TO PAYMENT IN FULL OF THE CERTIFICATES EXCEED THE AMOUNT PERMITTED BY APPLICABLE LAW. IF THE APPLICABLE LAW IS EVER JUDICIALLY INTERPRETED SO AS TO RENDER USURIOUS ANY AMOUNT CALLED FOR UNDER THE CERTIFICATES OR RELATED DOCUMENTS OR OTHERWISE CONTRACTED FOR, CHARGED, RESERVED, TAKEN OR RECEIVED IN CONNECTION WITH THE CERTIFICATES, OR IF THE ACCELERATION OF THE MATURITY OF THE CERTIFICATES RESULTS IN PAYMENT TO OR RECEIPT BY THE CERTIFICATEHOLDER OR ANY FORMER CERTIFICATEHOLDER OF ANY INTEREST IN EXCESS OF THAT PERMITTED BY APPLICABLE LAW, THEN, NOTWITHSTANDING ANY PROVISION OF THE CERTIFICATES OR RELATED DOCUMENTS TO THE CONTRARY, ALL EXCESS AMOUNTS THERETOFORE PAID OR RECEIVED WITH RESPECT TO THE CERTIFICATES SHALL BE CREDITED ON THE PRINCIPAL BALANCE OF THE CERTIFICATES (OR, IF THE CERTIFICATES HAVE BEEN PAID OR WOULD THEREBY BE PAID IN FULL, REFUNDED BY THE RECIPIENT THEREOF), AND THE PROVISIONS OF THE CERTIFICATES AND RELATED DOCUMENTS SHALL AUTOMATICALLY AND IMMEDIATELY BE DEEMED REFORMED AND THE AMOUNTS THEREAFTER COLLECTIBLE HEREUNDER AND THEREUNDER REDUCED, WITHOUT THE NECESSITY OF THE EXECUTION OF ANY NEW DOCUMENT, SO AS TO COMPLY WITH THE APPLICABLE LAW, BUT SO AS TO PERMIT THE RECOVERY OF THE FULLEST AMOUNT OTHERWISE CALLED FOR UNDER THE CERTIFICATES AND UNDER THE RELATED DOCUMENTS.

     SECTION 2.4. CHANGES IN AUCTION PERIOD OR PERIODS.

     (A) WHILE ANY OF THE AUCTION RATE CERTIFICATES ARE OUTSTANDING, THE ISSUER MAY, FROM TIME TO TIME, CONVERT THE LENGTH OF ONE OR MORE AUCTION PERIODS (AN "AUCTION PERIOD ADJUSTMENT"), IN ORDER TO CONFORM WITH THEN CURRENT MARKET PRACTICE WITH RESPECT TO SIMILAR SECURITIES OR TO ACCOMMODATE ECONOMIC AND FINANCIAL FACTORS THAT MAY AFFECT OR BE RELEVANT TO THE LENGTH OF THE AUCTION PERIOD AND THE CERTIFICATE RATE BORNE BY THE AUCTION RATE CERTIFICATES. THE ISSUER SHALL NOT INITIATE AN AUCTION PERIOD ADJUSTMENT UNLESS IT SHALL HAVE RECEIVED THE WRITTEN CONSENT OF THE MARKET AGENT AND THE SURETY PROVIDER, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, NOT LESS THAN THREE DAYS NOR MORE THAN 20 DAYS PRIOR TO THE EFFECTIVE DATE OF AN AUCTION PERIOD ADJUSTMENT. THE ISSUER SHALL INITIATE THE AUCTION PERIOD ADJUSTMENT BY GIVING WRITTEN NOTICE BY ISSUER ORDER TO THE INDENTURE TRUSTEE, THE AUCTION AGENT, THE MARKET AGENT, THE SURETY PROVIDER AND THE SECURITIES DEPOSITORY IN SUBSTANTIALLY THE FORM OF, OR CONTAINING SUBSTANTIALLY THE INFORMATION CONTAINED IN, EXHIBIT D TO THE FIRST TERMS SUPPLEMENT AT LEAST 10 DAYS PRIOR TO THE AUCTION DATE FOR SUCH AUCTION PERIOD.

     (B) ANY SUCH ADJUSTED AUCTION PERIOD SHALL NOT BE LESS THAN 7 DAYS NOR MORE THAN 91 DAYS. IF ANY SUCH ADJUSTED AUCTION PERIOD WILL BE LESS THAN THE NUMBER OF DAYS IN THE THEN CURRENT AUCTION PERIOD, THE NOTICE DESCRIBED ABOVE WILL BE EFFECTIVE ONLY IF IT IS ACCOMPANIED BY A WRITTEN STATEMENT OF THE ELIGIBLE LENDER TRUSTEE, THE AUCTION AGENT AND THE SECURITIES DEPOSITORY TO THE EFFECT THAT THEY ARE CAPABLE OF PERFORMING THEIR DUTIES, IF ANY, UNDER THIS APPENDIX B, THE AUCTION AGENT AGREEMENT AND ANY BROKER-DEALER AGREEMENT WITH RESPECT TO SUCH CHANGED AUCTION PERIOD.

     (C) AN AUCTION PERIOD ADJUSTMENT SHALL TAKE EFFECT ONLY IF (A) THE ELIGIBLE LENDER TRUSTEE AND THE AUCTION AGENT RECEIVE, BY 11:00 A.M., EASTERN TIME, ON THE BUSINESS DAY BEFORE THE AUCTION DATE FOR THE FIRST SUCH AUCTION PERIOD, AN ISSUER CERTIFICATE IN SUBSTANTIALLY THE FORM ATTACHED AS, OR CONTAINING SUBSTANTIALLY THE SAME INFORMATION CONTAINED IN, EXHIBIT E TO THE FIRST TERMS SUPPLEMENT, AUTHORIZING THE AUCTION PERIOD ADJUSTMENT SPECIFIED IN SUCH CERTIFICATE ALONG WITH A COPY OF THE CERTIFICATE OF THE MARKET AGENT DESCRIBED ABOVE IN SUBPARAGRAPH (A) ABOVE AND, IF APPLICABLE, THE WRITTEN STATEMENT OF THE ELIGIBLE LENDER TRUSTEE, THE AUCTION AGENT AND THE SECURITIES DEPOSITORY DESCRIBED IN SUBPARAGRAPH (B) ABOVE AND (B) SUFFICIENT BIDS EXIST AS OF THE AUCTION ON THE AUCTION DATE FOR SUCH FIRST AUCTION PERIOD. IF THE CONDITION REFERRED TO IN (A) ABOVE IS NOT MET, THE CERTIFICATE RATE FOR THE APPLICABLE CLASS OF AUCTION RATE CERTIFICATES FOR THE NEXT AUCTION PERIOD SHALL BE DETERMINED PURSUANT TO THE ABOVE PROVISIONS OF SECTION 2.2 AND THE AUCTION PERIOD SHALL BE THE AUCTION PERIOD DETERMINED WITHOUT REFERENCE TO THE PROPOSED CHANGE. IF THE CONDITION REFERRED TO IN (A) IS MET BUT THE CONDITION REFERRED TO IN (B) ABOVE IS NOT MET, THE CERTIFICATE RATE FOR THE APPLICABLE CLASS OF AUCTION RATE CERTIFICATES FOR THE NEXT AUCTION PERIOD SHALL BE THE LESSER OF THE MAXIMUM AUCTION RATE AND THE NET LOAN RATE AND THE AUCTION PERIOD SHALL BE THE AUCTION PERIOD DETERMINED WITHOUT REFERENCE TO THE PROPOSED CHANGE.

     IN CONNECTION WITH ANY AUCTION PERIOD ADJUSTMENT, THE AUCTION AGENT SHALL PROVIDE SUCH FURTHER NOTICE TO SUCH PARTIES AS IS SPECIFIED IN SECTION 2.2 OF THE AUCTION AGENT AGREEMENT.